                                                                  Exhibit 10(hh)

--------------------------------------------------------------------------------

                         UNITED RENTALS HOLDINGS, INC.


                                      to


                             THE BANK OF NEW YORK


                                  as Trustee


                                   _________


                                   INDENTURE

                          Dated as of August 5, 1998

                                   _________


                  6 1/2% CONVERTIBLE SUBORDINATED DEBENTURES
                              DUE AUGUST 1, 2028

--------------------------------------------------------------------------------

                  Reconciliation and tie between the Trust Indenture Act of 1939 (includ ing cross-references to provisions of Sections 310 to and including 317 which, pursuant to Section 318(c) of the Trust Indenture Act of 1939, as amended by the Trust Reform Act of 1990, are a part of and govern the Indenture whether or not physically contained therein) and the Indenture, dated as of August 5, 1998.


                            CROSS REFERENCE TABLE/1/

Trust Indenture Act                                                                         Indenture
     Section                                                                                 Section
-------------------                                                                         --------
310(a)(1), (2) and (5)................................................................         6.9
310(a)(3).............................................................................        N.A.2
310(a)(4).............................................................................         N.A.
310(b)................................................................................      6.8, 6.10
310(c)................................................................................         N.A.
311(a)................................................................................         6.13
311(b)................................................................................         6.13
311(b)(2).............................................................................    7.3(a), 7.3(a)
312(a)................................................................................     7.1, 7.2(a)
312(b)................................................................................        7.2(b)
312(c)................................................................................        7.2(c)
313(a)................................................................................    7.3(a), 7.3(b)
313(b)................................................................................        7.3(a)
313(c)................................................................................        7.3(a)
313(d)................................................................................        7.3(c)
314(a)(1), (2), (3) and (4)...........................................................         7.4
314(b)................................................................................         N.A.
314(c)(1).............................................................................         1.2
314(c)(2).............................................................................         1.2
314(c)(3).............................................................................         N.A.
314(d)................................................................................         N.A.
314(e)................................................................................         1.2
314(f)................................................................................         N.A.
315(a)................................................................................        6.1(a)
315(b)................................................................................         6.2
315(c)................................................................................        6.1(b)
315(d)................................................................................        6.1(c)

____________________

1 This Cross Reference Table shall not, for any purpose, be deemed part of this Indenture.

2    Not Applicable.

Trust Indenture Act                                                                         Indenture
     Section                                                                                 Section
-------------------                                                                         --------
315(d)(1).............................................................................      6.1(a)(1)
315(d)(2).............................................................................      6.1(c)(2)
315(d)(3).............................................................................      6.1(c)(3)
315(e)................................................................................         5.14
316(a)................................................................................         5.12
316(a)(1)(B)..........................................................................         5.13
316(a)(2).............................................................................         N.A.
316(b)................................................................................         5.8
316(c)................................................................................        1.4(f)
317(a)(1).............................................................................         5.3
317(a)(2).............................................................................         5.4
317(b)................................................................................         10.3
318(a)................................................................................         1.7

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Convertible Subordinated Indenture.

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
RECITALS OF THE COMPANY....................................................   1

                                   ARTICLE I
                             Definitions and Other
                       Provisions of General Application


SECTION 1.1     Definitions................................................   2
SECTION 1.2     Compliance Certificate and Opinions........................  17
SECTION 1.3     Forms of Documents Delivered to Trustee....................  18
SECTION 1.4     Acts of Holders............................................  18
SECTION 1.5     Notices, Etc. to Trustee and Company.......................  20
SECTION 1.6     Notice to Holders; Waiver..................................  20
SECTION 1.7     Conflict with Trust Indenture Act..........................  21
SECTION 1.8     Effect of Headings and Table of Contents...................  21
SECTION 1.9     Successors and Assigns.....................................  21
SECTION 1.10    Separability Clause........................................  21
SECTION 1.11    Benefits of Indenture......................................  22
SECTION 1.12    Governing Law..............................................  22
SECTION 1.13    Non-Business Days..........................................  22

                                  ARTICLE II
                                Debenture Form

SECTION 2.1     Forms Generally............................................  22
SECTION 2.2     Form of Face of Debenture..................................  22
SECTION 2.3     Form of Reverse of Debenture...............................  23
SECTION 2.4     Additional Provisions Required in Global Debenture.........  35
SECTION 2.5     Form of Trustee's Certificate of Authentication............  36
SECTION 2.6     Initial Issuance to Property Trustee.......................  36

                                  ARTICLE III
                                The Debentures

SECTION 3.1     Amount of Debentures.......................................  37
SECTION 3.2     Denominations..............................................  37
SECTION 3.3     Execution, Authentication, Delivery and Dating.............  37
SECTION 3.4     Temporary Debentures.......................................  38
SECTION 3.5     Registration, Transfer and Exchange........................  39
SECTION 3.6     Mutilated, Destroyed, Lost and Stolen Debentures...........  41
SECTION 3.7     Payment of Interest; Interest Rights Preserved.............  42

                                                                            Page
                                                                            ----
SECTION 3.8     Persons Deemed Owners.....................................  43
SECTION 3.9     Cancellation..............................................  43
SECTION 3.10    Computation of Interest...................................  44
SECTION 3.11    Deferrals of Interest Payment Dates.......................  44
SECTION 3.12    Right of Set-off..........................................  45
SECTION 3.13    Agreed Tax Treatment......................................  45
SECTION 3.14    CUSIP Numbers.............................................  46
SECTION 3.15    Global Security...........................................  46

                                  ARTICLE IV
                          Satisfaction and Discharge

SECTION 4.1     Satisfaction and Discharge of Indenture.................... 48
SECTION 4.2     Application of Trust Money................................. 49

                                   ARTICLE V
                                   Remedies

SECTION 5.1     Events of Default.........................................  50
SECTION 5.2     Acceleration of Maturity; Rescission and Annulment........  51
SECTION 5.3     Collection of Indebtedness and Suits for
                Enforcement by Trustee....................................  53
SECTION 5.4     Trustee May File Proofs of Claim..........................  54
SECTION 5.5     Trustee May Enforce Claim Without Possession
                of Debentures.............................................  55
SECTION 5.6     Application of Money Collected............................  55
SECTION 5.7     Limitation on Suits.......................................  56
SECTION 5.8     Unconditional Right of Holders to Receive Principal,
                Premium and Interest......................................  57
SECTION 5.9     Restoration of Rights and Remedies........................  57
SECTION 5.10    Rights and Remedies Cumulative............................  58
SECTION 5.11    Delay or Omission Not Waiver..............................  58
SECTION 5.12    Control by Holders........................................  58
SECTION 5.13    Waiver of Past Defaults...................................  59
SECTION 5.14    Undertaking for Costs.....................................  60
SECTION 5.15    Waiver of Usury, Stay, or Extension Laws..................  61

                                   ARTICLE VI
                                  The Trustee

                                                                       Page
                                                                       ----
SECTION 6.1     Certain Duties and Responsibilities................... 61
SECTION 6.2     Notice of Defaults.................................... 62
SECTION 6.3     Certain Rights of Trustee............................. 63
SECTION 6.4     Not Responsible for Recitals or Issuance
                of Debentures......................................... 65
SECTION 6.5     May Hold Debentures................................... 65
SECTION 6.6     Money Held in Trust................................... 65
SECTION 6.7     Compensation and Reimbursement........................ 65
SECTION 6.8     Disqualification; Conflicting Interests............... 66
SECTION 6.9     Corporate Trustee Required; Eligibility............... 67
SECTION 6.10    Resignation and Removal; Appointment of Successor..... 67
SECTION 6.11    Acceptance of Appointment by Successor................ 69
SECTION 6.12    Merger, Conversion, Consolidation
                or Succession to Business............................. 70
SECTION 6.13    Preferential Collection of Claims Against Company..... 70
SECTION 6.14    Appointment of Authenticating Agent................... 71

                                  ARTICLE VII
               Holders Lists and Reports by Trustee and Company

SECTION 7.1     Company to Furnish Names and Addresses of Holders..... 72
SECTION 7.2     Preservation of Information; Communications to Holders 73
SECTION 7.3     Reports by Trustee.................................... 73
SECTION 7.4     Reports by Company.................................... 74

                                 ARTICLE VIII
             Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 8.1     Company May Consolidate,
                Etc., Only on Certain Terms........................... 74
SECTION 8.2     Successor Corporation Substituted..................... 75

                                  ARTICLE IX
                            Supplemental Indentures

SECTION 9.1     Supplemental Indentures Without Consent of Holders.... 76
SECTION 9.2     Supplemental Indentures With Consent of Holders....... 78
SECTION 9.3     Execution of Supplemental Indentures.................. 79
SECTION 9.4     Effect of Supplemental Indentures..................... 80

                                                                                               Page
                                                                                               ----
SECTION 9.5     Conformity with Trust Indenture Act............................................ 80
SECTION 9.6     Reference in Debentures to Supplemental Indentures............................. 80
SECTION 9.7     No Liability for Certain Persons............................................... 80

                                   ARTICLE X
                                   Covenants

SECTION 10.1    Payment of Principal, Premium and Interest..................................... 81
SECTION 10.2    Maintenance of Office or Agency................................................ 81
SECTION 10.3    Money for Debenture Payments to Be Held in Trust............................... 82
SECTION 10.4    Payment of Taxes and Other Claims.............................................. 83
SECTION 10.5    Statement as to Compliance..................................................... 84
SECTION 10.6    Waiver of Certain Covenants.................................................... 84
SECTION 10.7    Additional Sums................................................................ 84
SECTION 10.8    Additional Covenants........................................................... 85
SECTION 10.9    Registration Rights............................................................ 86
SECTION 10.10   Payment of Expenses of the Trust............................................... 86

                                  ARTICLE XI
                     Redemption or Exchange of Debentures

SECTION 11.1    Election to Redeem; Notice to Trustee.......................................... 87
SECTION 11.2    Selection of Debentures to Be Redeemed......................................... 88
SECTION 11.3    Notice of Redemption........................................................... 88
SECTION 11.4    Deposit of Redemption Price.................................................... 89
SECTION 11.5    Debentures Payable on Redemption Date.......................................... 90
SECTION 11.6    Debentures Redeemed in Part.................................................... 90
SECTION 11.7    Mandatory Redemption........................................................... 91
SECTION 11.8    Optional Redemption............................................................ 91
SECTION 11.9    Exchange of Trust Securities for Debentures.................................... 92

                                  ARTICLE XII
                          Subordination of Debentures

SECTION 12.1    Debentures Subordinate to Secured Indebtedness................................. 93
SECTION 12.2    Payment Over of Proceeds Upon Dissolution, Etc................................. 93
SECTION 12.3    No Payment When Designated Senior
                Indebtedness and Secured Indebtedness in Default............................... 94
SECTION 12.4    Subrogation to Rights of
                Holders of Secured Indebtedness................................................ 95
SECTION 12.5    Provisions Solely to Define Relative Rights.................................... 96
SECTION 12.6    Trustee to Effectuate Subordination............................................ 96

                                                                                                   Page
                                                                                                   ----
SECTION 12.7    No Waiver of Subordination Provisions............................................   96
SECTION 12.8    Notice to Trustee................................................................   97
SECTION 12.9    Reliance on Judicial Order or Certificate
                of Liquidating Agent.............................................................   98
SECTION 12.10   Trustee Not Fiduciary for Holders of
                Secured Indebtedness.............................................................   98
SECTION 12.11   Rights of Trustee as Holder of Secured
                Indebtedness; Preservation of Trustee's Rights...................................   98
SECTION 12.12   Article Applicable to Paying Agents..............................................   99

                                  ARTICLE XIII
                            Conversion of Debentures

SECTION 13.1    Conversion Rights................................................................   99
SECTION 13.2    Conversion Procedures............................................................  100
SECTION 13.3    Expiration of Conversion Rights..................................................  103
SECTION 13.4    Conversion Price Adjustments.....................................................  105
SECTION 13.5    Fundamental Change...............................................................  110
SECTION 13.6    Notice of Adjustments of Conversion Price........................................  112
SECTION 13.7    Prior Notice of Certain Events...................................................  112
SECTION 13.8    Dividend or Interest Reinvestment Plans..........................................  114
SECTION 13.9    Certain Additional Rights........................................................  114
SECTION 13.10   Restrictions on Common Stock Issuable
                Upon Conversion..................................................................  115
SECTION 13.11   Trustee Not Responsible for Determining
                Conversion Price or Adjustments..................................................  115

Annex A    Forms of Trust Agreement..............................................................  A-1
Annex B    Forms of Amended and Restated Trust Agreement.........................................  B-1
Annex C    Forms of Preferred Securities Guarantee Agreement.....................................  C-1

          CONVERTIBLE SUBORDINATED INDENTURE, dated as of August 5, 1998 between UNITED RENTALS HOLDINGS, INC., a Delaware corporation (hereinafter called the "Company") having its principal office at Four Greenwich Office Park, Greenwich, Connecticut 06830, and THE BANK OF NEW YORK, a New York banking corporation, as Trustee (hereinafter called the "Trustee") having its principal corporate trust office at 101 Barclay Street, New York, New York 10286.


                             RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its 6 1/2% Convertible Subordinated Debentures due August 1, 2028 (hereinafter called the "Debentures") of substantially the tenor hereinafter provided which evidence loans made to the Company of the proceeds from the issuance by United Rentals Trust I, a Delaware business trust (the "Trust"), of preferred trust interests in the Trust (the "Preferred Securities") and common interests in the Trust (the "Common Securities"), and to provide the terms and conditions upon which the Debentures are to be authenticated, issued and delivered.

          All things necessary to make the Debentures, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                   NOW THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Debentures by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debentures, as follows:

                                   ARTICLE I

                             Definitions and Other
                       Provisions of General Application

SECTION 1.1    Definitions.
               -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles which are generally accepted at the date or time of such computation; and

          (d) the words "herein" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Act" when used with respect to any Holder, has the meaning specified
           ---
in Section 1.4.

          "Additional Interest" means the interest, if any, that shall accrue on
           -------------------
any interest on the Debentures that is in arrears for more than one interest payment period or not paid during any Extension Period, which in either case shall accrue at the stated rate per annum specified or determined as specified in such Debenture and compounded quarterly.

          "Additional Sums" has the meaning specified in Section 10.7.
           ---------------

          "Additional Taxes" means the sum of any additional taxes, duties and
           ----------------
other governmental charges to which the Trust has become subject from time to time as a result of a Tax Event.

          "Affiliate" of any specified Person means any other Person directly or
           ---------
indirectly controlling or controlled by or under direct or indirect common control with such specified Person; provided, however, that an Affiliate of the
                                    --------  -------
Company shall not be deemed to include the Trust to which Debentures have been issued. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Applicable Price" means (i) in the case of a Non-Stock Fundamental
           ----------------
Change in which the holders of the Common Stock receive only cash, the amount of cash received by the holder of one share of Common Stock and (ii) in the event of any other Non-Stock Fundamental Change or any Common Stock Fundamental Change, the average of the Closing Prices for the Common Stock during the ten trading days prior to and including the record date for the determination of the holders of Common Stock entitled to receive such securities, cash, or other property in connection with such Non-Stock Fundamental Change or Common Stock Fundamental Change or, if there is no such record date, the date upon which the holders of the Common Stock shall have the right to receive such securities, cash, or other property, in each case as adjusted in good faith by the Company to appropriately reflect any of the events referred to in Section 13.4.

          "Authenticating Agent" means any Person authorized by the Trustee
           --------------------
pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Debentures.

          "Board of Directors" means either the board of directors of a company
           ------------------
or any committee of that board duly authorized to act hereunder.

          "Board Resolution" means a copy of the resolution certified by the
           ----------------
Secretary or an Assistant Secretary of a company to have been duly adopted by the Board of Directors, or such committee of the Board of Directors, or such committee of the Board of Directors or officers of such company to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means any day other than a Saturday or Sunday or a day
           ------------
on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or a day on which the Corporate
Trust Office of the Trustee, or the principal corporate trust office of the Property Trustee under the Trust Agreement, is closed for business.

          "Capital Stock" means, with respect to any Person, any and all shares,
           -------------
interests, participations, rights in or other equivalents (however designated) of such Person's capital stock or equity participations, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock and, including, without limitation, with respect to partnerships, limited liability companies or business trusts, ownership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnerships, limited liability companies or business trusts.

          "Closing Date" means the date of original issuance of the Registrable
           ------------
Securities.

          "Closing Price" means on any day the reported last sale price on such
           -------------
day or, in case no sale takes place on such day, the average of the reported closing bid and asked prices in each case on the NYSE Consolidated Transactions Tape or, if the stock is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any NYSE member firm, selected by the Trustee for that purpose.

          "Commission" means the Securities and Exchange Commission, as from
           ----------
time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

          "Common Securities" has the meaning specified in the first recital of
           -----------------
this Indenture.

          "Common Stock" means the common stock of the Company, par value $0.01
           ------------
per share.

          "Common Stock Fundamental Change" means any Fundamental Change in
           -------------------------------
which more than 50% of the value (as determined in good faith by the Board of Directors) of the consideration received by holders of Common Stock consists of common stock that for each of the ten consecutive trading days prior to the record date for the determination of the holders of Common Stock entitled to receive such common stock or, if there is no such record date, the date on which the holders of the Common Stock shall have the right to receive such Common Stock, has been admitted for listing or admitted for listing subject to notice of issuance on a national securities exchange or quoted on the Nasdaq National Market; provided, however, that a Fundamental Change shall not be a Common Stock
        --------  -------
Fundamental Change unless either (i) the Company continues to exist after the occurrence of such Fundamental Change and the outstanding Preferred Securities continue to exist as outstanding Preferred Securities or (ii) not later than the occurrence of such Fundamental Change, the outstanding Preferred Securities are converted into or exchanged for shares of convertible preferred stock of an entity succeeding to the business of the Company or a subsidiary thereof, which convertible preferred stock has powers, preferences, and relative, participating, optional, or other rights, and qualifications, limitations, and restrictions, substantially similar to those of the Preferred Securities.

          "Company" means the Person named as the "Company" in the first
           -------
paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" and "Company Order" mean, respectively, the written
           ---------------       -------------
request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its Chief Financial Officer, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee or Paying Agent, as applicable.

          "Conversion Agent" has the meaning specified in Section 13.2.
           ----------------

          "Conversion Date" has the meaning specified in Section 13.2.
           ---------------

          "Conversion Expiration Date" means, subject to Section 13.3(c), the
           --------------------------
date selected by the Company not less than 30 days nor more than 60 days after the date on which the Company issues a press release announcing its intention to terminate the conversion rights for the Holders.

          "Conversion Price" has the meaning specified in Section 13.1.
           ----------------

          "Corporate Trust Office" means the principal office of the Trustee at
           ----------------------
which at any particular time its corporate trust business shall be administered which office at the date hereof is located at 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention: Corporate Trust Trustee Administration.

          "Credit Facility" means the First Amendment to the Third Amended and
           ---------------
Restated Credit Agreement dated as of May 12, 1998, as amended on July 10, 1998, among United Rentals, Inc., United Rentals of Canada, Inc., various financial institutions, BankBoston, N.A., Comerica Bank, Credit Lyonnais New York Branch, Deutsche Bank AG and Fleet Bank N.A., as Co-Agents, Bank of America Canada, as Canadian Agent, and Bank of America National Trust and Savings Association, as U.S. Agent, including any notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended (including any amendment and restatement thereof), modified, renewed, refunded, replaced or refinanced from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder or adding Subsidiaries of United Rentals, Inc. as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agents, lender or group of lenders.

          "Current Market Price" means for any day the last reported sale price,
           --------------------
regular way, on such day of Common Stock, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE Composite Transactions Tape, or, if the Common Stock is not listed or admitted to trading on the NYSE on such day, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, if the Common Stock is listed on a national securities exchange, or the Nasdaq National Market, or, if the Common Stock is not quoted or admitted to trading on such quotation system, on the principal quotation system on which the Common Stock may be listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any NYSE member firm selected from time to time by the Board of Directors of the Company for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors of the Company.

          "Debentures" or "Debenture" means any debt securities or debt
           ----------      ---------
security, as the case may be, authenticated and delivered under this Indenture.

          "Defaulted Interest" has the meaning specified in Section 3.7.
           ------------------

          "Depositary" means, with respect to the Debentures issuable or issued
           ----------
in whole or in part in the form of one or more Global Debentures, the Person designated as Depositary by the Company (or any successor thereto).

          "Designated Senior Indebtedness" means (i) all Indebtedness of the
           ------------------------------
Company under or as a result of a guarantee of the Credit Facility and the Term Loan and (ii) any other issue of Secured Indebtedness which (a) at the time of the determination is equal to or greater than $25,000,000 in aggregate principal amount and (b) is specifically designated by the Company in the instrument evidencing such Secured Indebtedness as "Designated Senior Indebtedness."

          "Dollar" means the currency of the United States of America as at the
           ------
time of payment is legal tender for the payment of public and private debts.

          "Events of Default" has the meaning specified in Article V.
           -----------------

          "Expiration Time" has the meaning specified in Section 13.4(e).
           ---------------

          "Extension Period" has the meaning specified in Section 3.11.
           ----------------

          "Fundamental Change" means the occurrence of any Transaction or event
           ------------------
in connection with a plan pursuant to which all or substantially all of the Common Stock shall be exchanged for, converted into, acquired for, or constitute solely the right to receive securities, cash, or other property (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization, or otherwise), provided, that,
                                                                --------
in the case of a plan involving more than one such Transaction or event, for purposes of adjustment of the conversion price, such Fundamental Change shall be deemed to have occurred when substantially all of the Common Stock shall be exchanged for, converted into, or acquired for or constitute solely the right to receive securities, cash, or other property, but the adjustment shall be based upon consideration that a holder of Common Stock received in such Transaction or event as a result of which more than 50% of the Common Stock shall have been exchanged for, converted into, or acquired for or constitute solely the right to receive securities, cash, or other property.

          "Global Debenture" means a Debenture in the form prescribed in Section
           ----------------
2.4 evidencing all or part of the Debentures, issued to the Depositary or its nominee, and registered in the name of such Depositary or its nominee.

          "Guarantee" means the guarantee by the Company of distributions on the
           ---------
Preferred Securities of the Trust to the extent provided in the Guarantee Agreement, substantially in the form attached hereto as Annex C, as amended from time to time.

          "Holder" means a Person in whose name a Debenture is registered in the
           ------
Securities Register.

          "Indebtedness" means, with respect to any Person, whether recourse is
           ------------
to all or a portion of the assets of such Person and whether or not contingent,
(i) every obligation of such Person for money borrowed; (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of such Person, and (vi) every obligation of the type referred to in clauses (i) through (v) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible for or liable, directly or indirectly, as obligor or otherwise.

          "Indenture" means this instrument as originally executed or as it may
           ---------
from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Interest Payment Date" means as to the Debentures the Stated Maturity
           ---------------------
of an installment of interest on such Debentures.

          "Interest Rate" means the rate of interest specified or determined as
           -------------
specified in each Debenture as being the rate of interest payable on such Debenture.

          "Investment Company Event" means, in respect of the Trust, the receipt
           ------------------------
by the Property Trustee on behalf of the Trust of an Opinion of Counsel, rendered by a law firm having a recognized national tax and securities practice

(which Opinion of Counsel shall not have been rescinded by such law firm), to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), that there is more than an insubstantial risk that the Trust is or will be considered an "investment company" that is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Preferred Securities of the Trust.

          "Liquidated Damages" has the meaning specified in the form of reverse
           ------------------
of Debenture set forth in Section 2.3.

          "Market Price" means on any trading day, the closing price of a
           ------------
Preferred Security on such trading day as determined by the Board of Directors of the Company and Goldman, Sachs & Co. in good faith by agreement, or in the event that no such agreement can be reached, the average of the mid-point of the last bid and ask prices for a Preferred Security from each of at least three nationally recognized investment banking firms which trade Preferred Securities, to be selected for this purpose by the Board of Directors of the Company and Goldman, Sachs & Co. in good faith by agreement.

          "Maturity" when used with respect to the Debentures, means the date on
           --------
which the principal of the Debentures become due and payable as herein provided, whether at the Stated Maturity or by declaration of acceleration, call or redemption or otherwise.

          "1940 Act" means the Investment Company Act of 1940, as amended.
           --------

          "Non Book-Entry Preferred Securities" has the meaning specified in
           -----------------------------------
Section 3.15.

          "Non-Stock Fundamental Change" means any Fundamental Change other than
           ----------------------------
a Common Stock Fundamental Change.

          "Notice of Conversion" means the notice given by a holder of Preferred
           --------------------
Securities to the Conversion Agent directing the Conversion Agent to exchange such Preferred Securities for Debentures and to convert such Debentures into Common Stock on behalf of such holder.

          "Notice of Default" has the meaning specified in Section 5.1(c).
           -----------------

          "NYSE" means the New York Stock Exchange.
           ----

          "Officers' Certificate" means a certificate signed by (i) the Chairman
           ---------------------
of the Board, the Chief Executive Officer, the President or a Vice President, and by (ii) the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be
           ------------------
counsel for the Company, the Trust, or the Trustee, but who may be an employee thereof, and who shall be reasonably acceptable to the Trustee.

          "Outstanding" means, as of the date of determination, all Debentures
           -----------
theretofore authenticated and delivered under this Indenture, except:

              (i) Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

              (ii) Debentures for the payment of which money in the necessary amount has been theretofore irrevocably deposited with the Trustee or any Paying Agent in trust for the Holders of such Debentures; and

              (iii) Debentures in substitution for or in lieu of which other Debentures have been authenticated and delivered or which have been paid pursuant to Section 3.6, or which have been converted into Common Stock pursuant to Section 13.1, unless proof satisfactory to the Trustee is presented that any Debentures are held by Holders in whose hands such Debentures are valid, binding and legal obligations of the Company;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of Outstanding Debentures have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debentures owned by the Company or any other obligor upon the Debentures or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debentures which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Company or any other obligor upon the Debentures or any Affiliate of the Company or such other obligor. The Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Debentures, if any, known by the Company to be owned or held by or for the account of the Company, or any other obligor on the Debentures or any Affiliate of the Company or such obligor, and, subject to the provisions of
Section 6.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Debentures not listed therein are Outstanding for the purpose of any such determination.

          "Paying Agent" means the Trustee or any Person authorized by the
           ------------
Company to pay the principal of or interest on any Debentures on behalf of the Company.

          "Payment Blockage Period" has the meaning specified in Section 12.3.
           -----------------------

          "Person" means any individual, corporation, estate, partnership, joint
           ------
venture, association, joint stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof or any other entity of whatever nature.

          "Predecessor Debenture" of any particular Debenture means every
           ---------------------
previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture, and, for the purposes of this definition, any Debenture authenticated and delivered under Section 3.6 in lieu of a lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Debenture.

          "Preferred Securities" has the meaning specified in the first recital
           --------------------
of this Indenture.

          "Property Trustee" means, in respect of the Trust, the commercial bank
           ----------------
or trust company identified as the "Property Trustee" in the Trust Agreement, solely in its capacity as Property Trustee of the Trust under the Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as therein provided.

          "Purchase Agreement" means the Purchase Agreement dated, 1998 by and
           ------------------
among the Trust, the Company, United Rentals, Inc. and the Purchasers.

          "Purchased Shares" has the meaning specified in Section 13.4(e).
           ----------------

          "Purchasers" with respect to the Preferred Securities, means Goldman,
           ----------
Sachs & Co., BT Alex. Brown Incorporated, Deutsche Bank Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Smith Barney Inc.

          "Purchaser Stock Price" means, with respect to any Common Stock
           ---------------------
Fundamental Change, the average of the Closing Prices for the common stock received in such Common Stock Fundamental Change for the ten consecutive trading days prior to and including the record date for the determination of the holders of Common Stock entitled to receive such common stock or if there is no such record date, the date on which the holders of Common Stock shall have the right to receive such common stock, as adjusted in good faith by the Company to appropriately reflect any of the events referred to in Section 13.4.

          "Qualified Equity Interest" with respect to a Person, means any
           -------------------------
interest in Capital Stock of such Person, other than Redeemable Capital Stock.

          "Redeemable Capital Stock" means any class or series of Capital Stock
           ------------------------
that, either by its terms, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise, is or upon the happening of an event or passage of time would be, required to be redeemed prior to Maturity of the Debentures or is redeemable at the option of the holder thereof at any time prior to Maturity of the Debentures, or is convertible into or exchangeable for debt securities at any time prior to Maturity of the Debentures.

          "Redemption Date", when used with respect to any Debenture to be
           ---------------
redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price" has the meaning specified in Section 11.3.
           ----------------

          "Reference Date" has the meaning specified in Section 13.4(c).
           --------------

          "Reference Market Price" initially means $23.46  (which is an amount
           ----------------------
equal to 66 2/3/% of the reported last sale price for the Common Stock on the NYSE Consolidated Transactions Tape on July 30, 1998), and in the event of any adjustment of the Conversion Price other than as a result of a Non-Stock Fundamental Change, the Reference Market Price shall also be adjusted so that the ratio of the Reference Market Price to the Conversion Price after giving effect to any such adjustment shall always be the same as the ratio of the initial Reference Market Price to the initial Conversion Price of the Debentures.

          "Regular Record Date" means for the interest payable on any Interest
           -------------------
Payment Date the fifteenth day (whether or not a Business Day) next preceding such Interest Payment Date.

          "Responsible Officer" means, with respect to the Trustee, any Vice
           -------------------
President, any Assistant Vice President, any Assistant Secretary, any Assistant Treasurer or any other officer of the corporate trust department of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

          "Restricted Preferred Securities" means all Preferred Securities
           -------------------------------
required to bear any restricted securities legend pursuant to the Trust
Agreement.

          "Restricted Securities" means all the Debentures required pursuant to
           ---------------------
Section 2.6 to bear a Restricted Securities Legend.

          "Restricted Securities Legend" has the meaning specified in Section
           ----------------------------
2.6.

          "Rights" has the meaning specified in Section 13.2(g).
           ------

          "Rights Plan" means a shareholders' rights plan or similar plan of the
           -----------
Company providing for the distribution of rights to shareholders, if and when the Company adopts such a plan.

          "Secured Indebtedness" means the principal (including without
           --------------------
limitation all unpaid drawings with respect to letters of credit) of and premium, if any, and interest (including interest accruing on or after the filing of any petition in bankruptcy relating to the Company at the relevant contractual rate whether or not such claim for post-petition interest is allowed in such proceeding) on, and all other amounts owing with respect to, the following, whether outstanding on the date of execution of this Indenture or thereafter incurred, created or assumed, to the extent (but only to the extent) the same is secured by a lien, charge, mortgage or other encumbrance on property or assets of the Company or its Subsidiaries: (i) Indebtedness of the Company for money borrowed (including purchase money obligations, except Indebtedness to trade creditors) or evidenced by debentures (other than the Debentures), notes, bankers' acceptances or other corporate debentures or similar instruments; (ii) all capital lease obligations of the Company; (iii) all obligations with respect to letters of credit; (iv) all obligations with respect to currency hedging agreements, interest rate protection agreements and other similar agreements; (v) all Indebtedness of others of the type referred to in the preceding clauses (i) through (iv) assumed by or guaranteed in any manner by the Company or in effect guaranteed by the Company; and (vi) renewals, extensions or refundings of any of the Indebtedness referred to in the preceding clauses (i), (ii), (iii), (iv) and (v) and in this clause (vi). For purposes of the foregoing definition, all Indebtedness secured by a lien, charge, mortgage or other encumbrance on property or assets of the Company or its Subsidiaries shall be deemed to be secured for purposes of said definition, notwithstanding any determination that the amount of Indebtedness so secured exceeds the value of the assets serving as security therefor and notwithstanding any determination in any bankruptcy or other proceeding that a portion of such Indebtedness shall be treated as unsecured because of any insufficiency in the value of the collateral securing such Indebtedness. Without limiting the foregoing, in any event all obligations of the Company with respect to (including its guarantees of obligations under) the Credit Facility and the Term Loan, including under the Company's guarantee of the Credit Facility, shall constitute Secured Indebtedness.

          "Securities Register" and "Securities Registrar" have the respective
           -------------------       --------------------
meanings specified in Section 3.5.

          "Special Event" means a Tax Event or an Investment Company Event.
           -------------

          "Special Record Date" for the payment of any Defaulted Interest means
           -------------------
a date fixed by the Trustee pursuant to Section 3.7.

          "Stated Maturity" when used with respect to the Debentures or any
           ---------------
installment of principal thereof or interest thereon means the date specified in the Debentures as the fixed date on which the principal of the Debentures or such installment of interest is due and payable.

          "Subsidiary" means any corporation of which at the time of
           ----------
determination the Company and/or one or more Subsidiaries owns or controls directly or indirectly more than 50% of the outstanding shares of voting stock. For purposes of this definition, "voting stock" means stock which has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Tax Event" means the receipt by the Property Trustee on behalf of the
           ---------
Trust of an Opinion of Counsel, rendered by a law firm having a recognized national tax and securities practice (which Opinion of Counsel shall not have been rescinded by such law firm), to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of issuance of the Preferred Securities under the Trust Agreement, there is more than an insubstantial risk in each case after the date hereof that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to income received or accrued on the Debentures,
(ii) interest payable by the Company on the Debentures is not, or within 90 days of the date thereof will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes or (iii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

          "Tax Redemption Price" means, with respect to a Debenture or Trust
           --------------------
Security, on any redemption date (A) prior to August 2, 2001 the greater of (i) the principal amount of such Debenture or the liquidation preference of such Trust Security, as applicable; and (ii) the greater of (a) the average of the Market Price of a Preferred Security over the five trading days immediately preceding the day on which the notice of redemption (the "Redemption Notice") is given by the Debenture Trustee or the Property Trustee, as applicable; and (b) the Market Price of a Preferred Security on the trading day immediately preceding the day on which the Redemption Notice is given by the Debenture Trustee or the Property Trustee, as applicable, and (B) on or after August 2, 2001, the principal amount of such Debenture or the liquidation preference of such Trust Security, as applicable.

          "Term Loan" means the Term Loan Agreement, dated as of July 10, 1998,
           ---------
among United Rentals, Inc., the various financial institutions named therein and Bank of America National Trust and Savings Association, as Agent.

          "Transaction" has the meaning specified in Section 13.4(a).
           -----------

          "Trust" has the meaning specified in the first recital of this
           -----
Indenture.

          "Trust Agreement" means the Trust Agreement substantially in the form
           ---------------
attached hereto as Annex A, as amended by the Amended and Restated Trust Agreement substantially in the form attached hereto as Annex B, as amended from time to time.

          "Trustee" means the Person named as the "Trustee" in the first
           -------
paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder if at any time there is more than one such Person.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S.C.
           -------------------
(S)(S).(S)(S) 77aaa-77bbb), as amended and as in effect on the date as of this Indenture, except as provided in Section 9.5.

          "Trust Securities" means the Common Securities and Preferred
           ----------------
Securities.

          "Vice President" when used with respect to the Company, means any vice
           --------------
president, whether or not designated by a number or a word or words added before or after the title "vice president."

SECTION 1.2  Compliance Certificate and Opinions.
             -----------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including covenants, compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including covenants compliance with which constitutes a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificates provided pursuant to Section 10.5) shall include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.3  Forms of Documents Delivered to Trustee.
             ---------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.4  Acts of Holders.
             ---------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given to or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a Person acting in other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

          (c) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

          (d) The ownership of Debentures shall be proved by the Securities Register.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Debenture shall bind every future Holder of the same Debenture and the Holder of every Debenture issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

          (f) The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to take any action under this Indenture by vote or consent. Except as otherwise provided herein, such record date shall be the later of 30 days prior to the first solicitation of such consent or vote or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 7.1 prior to such solicitation. If a record date is fixed, those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date.

          (g) Without limiting the foregoing, a Holder entitled hereunder to give or take any such action with regard to any particular Debenture may do so with regard to all or any part of the principal amount of such Debenture or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

SECTION 1.5  Notices, Etc. to Trustee and Company.
             ------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with

          (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

          (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose (except as otherwise provided in Section 5.1 hereof) hereunder if in writing and mailed, first class, postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 1.6  Notice to Holders; Waiver.
             -------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Securities Register on the date such notice is mailed, which shall be not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail or receive such notice, nor any defect in any such notice, to any particular Holder shall affect the sufficiency or validity of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.7  Conflict with Trust Indenture Act.
             ---------------------------------

          If any provision of this Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern this Indenture, such provision of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, such provision shall be deemed to be so modified or excluded, as the case may be.

SECTION 1.8  Effect of Headings and Table of Contents.
             ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.9   Successors and Assigns.
              ----------------------

          Without limiting Article VIII hereof, all covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10  Separability Clause.
              -------------------

          In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11  Benefits of Indenture.
              ---------------------

          Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties thereto, any Paying Agent and their successors and assigns and the Holders of the Debentures, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12  Governing Law.
              -------------

          This Indenture and the Debentures shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

SECTION 1.13  Non-Business Days.
              -----------------

          In any case where any Interest Payment Date, Redemption Date, or Stated Maturity of any Debenture shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Debentures) payment of interest or principal payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity.

                                  ARTICLE II

                                Debenture Form

SECTION 2.1   Forms Generally.
              ---------------

          The Debentures and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or the Depositary or as may, consistently herewith, be determined by the officers executing such Debentures, as evidenced by their execution of the Debentures.

SECTION 2.2   Form of Face of Debenture.
              -------------------------

          6 1/2% Convertible Subordinated Debenture due August 1, 2028

  No. ________________________

          United Rentals Holdings, Inc., a corporation organized and existing under the laws of Delaware (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to "The Bank of New York, as Property Trustee for United Rentals Trust I," or registered assigns, the principal sum of $309,278,350 on August 1, 2028 and to pay interest on said principal sum from August 5, 1998 or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, at the rate of 6 1/2% per annum together with subject to deferral as set forth herein, on February 1, May 1, August 1 and November 1 of each year, commencing November 1, 1998 until the principal hereof is paid or duly provided for or made available for payment.

          Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                   By:_________________________________


SECTION 2.3   Form of Reverse of Debenture.
              ----------------------------

          This Debenture is one of a duly authorized issue of Debentures of the Company (herein called the "Debentures") limited to the aggregate principal amount of $309,278,350, issued under an Indenture, dated as of August 5, 1998 (herein called the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Debentures, and of the terms upon which the Debentures are, and are to be, authenticated and delivered. All terms used in this Debenture that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          The amount of interest payable for any period will be computed on the basis of a 360-day year comprised of twelve 30-day months. For periods less than a full month, interest shall be computed on the actual number of elapsed days based on a 30-day month over 360 days. In the event that any date on which interest is payable on this Debenture is not a Business Day, then a payment of the interest on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean any day other than a Saturday or a Sunday or a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Trustee, or the principal corporate trust office of the Property Trustee under the Trust Agreement is closed for business. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures, as defined in the Indenture) is registered at the close of business on the Regular Record Date, for such interest installment which shall be the date which is the fifteenth day (whether or not a Business Day) next preceding such Interest Payment Date. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debentures not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

          The Company shall have the right at any time during the term of this Debenture, from time to time, to extend the interest payment period of such Debenture for up to 20 consecutive quarters with respect to each deferral period (each such deferral period an "Extension Period"), during which periods the Company shall have the right not to make payments of interest on any Interest Payment Date, and at the end of which the Company shall pay all interest then accrued and unpaid (together with Additional Interest and Liquidated Damages, if any, thereon to the extent permitted by applicable law); provided that during any such Extension Period, the Company will not, and will not permit any Subsidiary to (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any shares of the Company's capital stock or (b) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities (including guarantees of indebtedness for money borrowed) of the Company that rank pari passu with or junior to the Debentures (other than (i) any dividend, redemption, liquidation, interest, principal or guarantee payment by the Company where the payment is made by way of securities (including capital stock) that rank pari passu with or junior to the securities on which such dividend, redemption, interest, principal or guarantee payment is being made, (ii) redemptions or purchases of any rights pursuant to a Rights Plan, and the declaration of a dividend of any rights or the issuance of preferred stock under any Rights Plan in the future, (iii) payments under the Guarantee, (iv) purchases of Common Stock related to the issuance of Common Stock under any of the Company's benefit plans for its directors, officers or employees, or the agreements between United Rentals, Inc. and certain officers of United Rentals, Inc., (v) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one series or class of the Company's capital stock for another series or class of the Company's capital stock and (vi) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged). Prior to the termination of any such Extension Period, the Company may further extend the interest payment period, provided that no

Extension Period shall exceed 20 consecutive quarters or extend beyond the Stated Maturity of this Debenture. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period except at the end thereof. The Company shall give the Trustee, the Property Trustee and the Administrative Trustees (as defined in the Trust Agreement) notice of its selection of an Extension Period at least one Business Day prior to the earlier of (i) the record date for the date the distributions on the Preferred Securities (or if no Preferred Securities are outstanding, for the date interest on the Debentures) would have been payable except for the election to begin such Extension Period and (ii) the date the Property Trustee (or if no Preferred Securities are outstanding, the Debenture Trustee) is required to give notice to the NYSE or other applicable self-regulatory organizations or to holders of such Preferred Securities (or, if no Preferred Securities are outstanding, to the holders of such Debentures) of such record date.

          Payment of the principal of (and premium, if any) and interest on this Debenture will be made [Insert, if a global security is issued - to The Depository Trust Company or its nominee] [Insert if securities in definitive form are issued - at the office or agency of the Paying Agent maintained for that purpose in the United States], in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts provided, however, that at the option of the Company
                         --------  -------
payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated in writing no later than the relevant Regular Record Date by the Person entitled thereto as specified in the Securities Register.

          The indebtedness evidenced by this Debenture is, to the extent provided in the Indenture, subordinate and subject in right of payments to the prior payment in full of all Secured Indebtedness (as defined in the Indenture), and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Secured Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

          The Company may, at its option, subject to the terms and conditions of
Article XI of the Indenture, redeem this Debenture in whole at any time or in part from time to time, at the Redemption Prices set forth in Section 11.8 of the Indenture.

          In the event of redemption of this Debenture in part only, a new Debenture or Debentures for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          If a Special Event shall occur and be continuing, this Debenture shall be exchangeable for Preferred Securities in accordance with Section 11.9 of the Indenture or, in certain circumstances, redeemable by the Company in accordance with Section 11.8 of the Indenture.

          Subject to the terms and conditions set forth in Article XIII of the Indenture, this Debenture is convertible, at the option of the Holder hereof, into shares of Common Stock.

          In the event that, following the Conversion Expiration Date (as defined in the Indenture), less than 5% of the original aggregate principal amount of the Debentures remain Outstanding, such Debentures shall be redeemable at the option of the Company, in whole but not in part, upon not less than 30 days' nor more than 60 days' notice, at a Redemption Price equal to 100% of the principal amount, together with accrued and unpaid interest (including Additional Interest) to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Debentures of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

          If an Event of Default shall occur and be continuing, the principal of the Debentures may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debentures to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Debentures. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Debentures at the time Outstanding, on behalf of the Holders of all Debentures, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Debenture and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.

          As provided in and subject to the provisions of the Indenture, if an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Debentures may declare the principal amount of all the Debentures to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), provided that, if upon an Event of Default,
                                  --------
the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Debentures fail to declare the principal of all the Debentures to be immediately due and payable, the holders of at least 25% in aggregate liquidation amount of the Preferred Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee; and upon any such declaration such principal amount (or specified amount) of and the accrued interest (including any Additional Interest) on all the Debentures shall become immediately due and payable, provided that the payment of principal and interest (including any Additional Interest) on such Debentures shall remain subordinated to the extent provided in Article XII of the Indenture.

          No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Debenture at the times, place and rate, and in the coin or currency, herein prescribed.

          The holders of the Preferred Securities, the Debentures, the Guarantee and the shares of Common Stock of the Company issuable upon conversion of the Preferred Securities and the Debentures (collectively, the "Registrable Securities") are entitled to the benefits of a Registration Rights Agreement, dated as of August 5, 1998, among United Rentals Trust I, the Company, United Rentals, Inc. and the Purchasers (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the holders of Registrable Securities that (i) it will, at its cost, on or prior to the date 90 days after the Closing Date, file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to the resales of the Registrable Securities, (ii) it will use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective within 180 days after the Closing Date and (iii) the Depositor (as defined in the Trust Agreement) will use its best efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act until the earliest of (i) the second anniversary of the effective date of the Shelf Registration Statement, (ii) such time as all Registrable Securities have been sold pursuant to the Shelf Registration Statement, transferred pursuant to Rule 144 under the Securities Act or otherwise transferred in a manner that results in a new security not subject to transfer restrictions under the Securities Act being delivered and (iii) such time as in the opinion of counsel, all of the Registrable Securities held by non-affiliates of the issuer thereof are eligible for resale pursuant to Rule 144(k) under the Securities Act and the restrictive transfer legends described in Section 2.6 of the Indenture have been removed from such Registrable Securities (the "Effectiveness Period"). The Company will be permitted to suspend the use of the prospectus (which is a part of the Shelf Registration Statement) in connection with sales of Registrable Securities by holders during certain periods of time under certain circumstances relating to pending corporate developments relating to the Company and public filings with the Commission and similar events.

          If (i) on or prior to 90 days following the Closing Date, a Shelf Registration Statement has not been filed with the Commission, or (ii) on or prior to the 180th day following the Closing Date, such Shelf Registration Statement is not declared effective (each such event a "Registration Default"), additional interest ("Liquidated Damages") will accrue on the Debentures and, accordingly, additional distributions will accrue on the Preferred Securities, from and including the day following such Registration Default until such time as such Shelf Registration Statement is filed or such Shelf Registration Statement is declared effective, as the case may be. Liquidated Damages will be paid quarterly in arrears (subject to the Company's ability to defer payment of Liquidated Damages during any Extension Period), with the first quarterly payment due on the first Interest Payment Date following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional 0.25% of the principal amount, to and including the 90th day following such Registration Default and 0.50% thereof from and after the 91st day following such Registration Default. In the event that during the Effectiveness Period the Shelf Registration Statement ceases to be effective, or the Company suspends the use of the prospectus which is a part thereof, for more than 90 days, whether or not consecutive, during any 12-month period then the interest rate borne by the Debentures and the distribution rate borne by the Preferred Securities will each increase by an additional 0.50% per annum from the 91st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective is such time as the Shelf Registration Statement again becomes effective.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debenture is registrable in the Securities Register, upon surrender of this Debenture for registration of transfer at the office or agency of the Company maintained under Section 10.2 of the Indenture duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          The Debentures are issuable only in registered form without coupons in denominations of $50 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debentures are exchangeable for a like aggregate principal amount of Debentures of a different authorized denomination, as requested by the Holder surrendering the same.

          The Company and, by its acceptance of this Debenture or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Debenture agree that for United States federal, state and local tax purposes it is intended that this Debenture constitute indebtedness.

          THE INDENTURE AND THIS DEBENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

                                ASSIGNMENT FORM

     To assign this Debenture, fill in the form below:

     (I) or (we) assign and transfer this Debenture to

                      -----------------------------------
                       (Insert assignee's social security
                                or tax I.D. no.)

       ____________________________________________________________________

       ____________________________________________________________________


                        (Print or type assignee's name,
                             address and zip code)


and irrevocably appoint ___________________________________________________
agent to transfer this Debenture on the books of the Company. The agent may substitute another to act for him.

     Your Signature: ______________________________________________________
                                 (Sign exactly as your name
                                 appears on the other side of this Security)

     Date: __________

     Signature Guarantee/3/ _______________________________________________


[Include the following if the Debenture bears a Restricted Securities Legend --

In connection with any transfer of any of the Debentures evidenced by this certificate, the undersigned confirms that such Debentures are being:

/3/ Signature must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee programs acceptable to the Trustee.

CHECK ONE BOX BELOW

     (1)  [_]  exchanged for the undersigned's own account without transfer; or

     (2) [_] transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (3) [_] transferred pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

     (4) [_] transferred pursuant to an exemption from the registration requirements of the Securities Act of 1933 provided by Rule 144 thereunder (if available); or

     (5) [_] transferred pursuant to an effective Registration Statement under the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Debentures evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3) or (4) is
                                    --------  -------
checked, the Trustee may require, prior to registering any such transfer of the Debentures, such legal opinions, certifications and other information as the Company has reasonably requested in writing and directed the Trustee to require confirmation that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act; provided, further, that after the date that a Shelf Registration Statement under
--------  -------
the Securities Act of 1933 has been
filed and so long as such Shelf Registration Statement continues to be effective, the Trustee may only permit transfers for which box (4) or (5) has been checked.

                                                     __________________________
                                                               Signature
Signature Guarantee:/4/


______________________________
   Signature

Signature must be guaranteed


            [TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

          The undersigned represents and warrants that it is purchasing this Debenture for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:_______________________
NOTICE:  To be executed by
an executive officer]


_______________________

/4/ Signature must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee programs acceptable to the Trustee.

                             NOTICE OF CONVERSION

To:   United Rentals Holdings, Inc.

          The undersigned owner of this Debenture hereby irrevocably exercises the option to convert this Debenture, or the portion below designated, into Common Stock of UNITED RENTALS HOLDINGS, INC. in accordance with the terms of the Indenture referred to in this Debenture, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

          Any Holder, upon the exercise of its conversion rights in accordance with the terms of the Indenture and the Debenture, agrees to be bound by the terms of the Registration Rights Agreement relating to the Common Stock issuable upon conversion of the Debenture.

Date:_______, ______

     in whole _____    Portions of Debenture to be in part converted ($50 or
                       integral multiples thereof):
                       $_____________________________________________________

                       ______________________________________________________

                       Signature (for conversion only)
                       Please Print or Typewrite Name and Address, Including Zip Code, and Social Security or Other Identifying Number

                       ______________________________________________________
                       ______________________________________________________
                       ______________________________________________________

Signature Guarantee:/5/____________________________________

__________________________

/5/ Signature must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee programs acceptable to the
                                                                 (continued....)

SECTION 2.4  Additional Provisions Required in Global Debenture.
             --------------------------------------------------

          Any Global Debenture issued hereunder shall, in addition to the provisions contained in Sections 2.2 and 2.3 bear a legend in substantially the following form:

     IF THE DEBENTURE IS TO BE A GLOBAL CERTIFICATE, INSERT - THIS DEBENTURE IS A BOOK- ENTRY DEBENTURES CERTIFICATE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC") OR A NOMINEE OF DTC. THIS DEBENTURE IS EXCHANGEABLE FOR DEBENTURES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND NO TRANSFER OF THIS DEBENTURE (OTHER THAN A TRANSFER OF THIS DEBENTURE AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

     UNLESS THIS DEBENTURE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (55 WATER STREET, NEW YORK) TO UNITED RENTALS TRUST I OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEBENTURE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

_____________
/5/ (...continued)
    Trustee.

SECTION 2.5  Form of Trustee's Certificate of Authentication.
             -----------------------------------------------

          The form of Trustee's Certificate of Authentication shall be as follows: /6/

     "This is one of the Debentures designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK,
as Trustee

By:________________________________
      Authorized Signatory

Dated:____________________________"


SECTION 2.6  Initial Issuance to Property Trustee.
             ------------------------------------

          The Debentures initially issued to the Property Trustee of the Trust shall be in the form of one or more individual certificates in definitive, fully registered form without distribution coupons and shall bear the following legend (the "Restricted Securities Legend") unless the Company determines otherwise in accordance with applicable law:

     "THE SECURITIES EVIDENCED HEREBY AND THE COMMON STOCK ISSUABLE UPON THEIR CONVERSION HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE PURCHASER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER ACQUIRING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION

______________________
/6/ Or in the form provided in Section 6.14 in the event that a separate Authenticating Agent is appointed pursuant thereto.

     FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND
     (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. THE COMPANY, THE TRUSTEE, THE TRANSFER AGENT AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE, PLEDGE OR TRANSFER TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY BE COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.

                                  ARTICLE III

                                The Debentures

SECTION 3.1  Amount of Debentures.
             --------------------

          The aggregate principal amount of Debentures which may be authenticated and delivered under this Indenture is $360,824,750 except for Debentures authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Debentures pursuant to Sections 3.4, 3.5 or
3.6 herein.

SECTION 3.2  Denominations.
             -------------

          The Debentures shall be in registered form without coupons and shall be issuable in denominations of $50 and any integral multiple thereof.

SECTION 3.3  Execution, Authentication, Delivery and Dating.
             ----------------------------------------------

          The Debentures shall be executed on behalf of the Company by two duly authorized officers on behalf of the Company. The signature of any of these officers on the Debentures may be manual or facsimile.

          Debentures bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debentures or did not hold such offices at the date of such Debentures. Upon the execution and delivery of this Indenture, or from time to time thereafter, Debentures may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery said Debentures to or upon Company Order without any further action by the Company. Debentures may be authenticated on original issuance from time to time and delivered pursuant to such procedures acceptable to the Trustee ("Procedures") as may be specified from time to time by Company Order.

          Each Debenture shall be dated the date of its authentication.

          No Debenture shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Debenture a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Debenture shall be conclusive evidence, and the only evidence, that such Debenture has been duly authenticated and delivered hereunder.

SECTION 3.4  Temporary Debentures.
             --------------------

          Pending the preparation of definitive Debentures, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Debentures which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Debentures in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debentures may determine, as evidenced by their execution of such Debentures.

          If temporary Debentures are issued, the Company will cause definitive Debentures to be prepared without unreasonable delay. After the preparation of definitive Debentures, the temporary Debentures shall be exchangeable for definitive Debentures upon surrender of the temporary Debentures at the office or agency of the Company designated for the purpose without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debentures, the Company shall execute and the Trustee shall, upon receipt of a Company Order, authenticate and make available for delivery in exchange therefor a like principal amount of definitive Debentures of authorized denominations. Until so exchanged, the temporary Debentures shall in all respects be entitled to the same benefits under this Indenture as definitive Debentures.

SECTION 3.5  Registration, Transfer and Exchange.
             -----------------------------------

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and of transfers of Debentures. Such register is herein sometimes referred to as the initial "Securities Register." The Trustee is hereby appointed the initial "Securities Registrar" for the purpose of registering Debentures and transfers of Debentures as herein provided.

          Upon surrender for registration of transfer of any Debenture at the office or agency of the Company designated for that purpose the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations, of a like aggregate principal amount.

          At the option of the Holder, Debentures may be exchanged for other Debentures of any authorized denominations, of a like aggregate principal amount, upon surrender of the Debentures to be exchanged at such office or agency. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Debentures which the Holder making the exchange is entitled to receive.

          All Debentures issued upon any transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such transfer or exchange.

          Every Debenture presented or surrendered for transfer or exchange shall (if so required by the Company or the Securities Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made to a Holder for any transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Debentures.

          Notwithstanding any of the foregoing, the Global Debenture shall be exchangeable pursuant to this Section 3.5 for Debentures registered in the names of

Persons other than the Depositary for such Debenture or its nominee only if (a) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the Global Debenture and the Company shall not have appointed a successor depositary within 90 days after such notice, or if at any time such Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (b) the Company executes and delivers to the Trustee a Company Order that the Global Debenture shall be so exchangeable or
(c) there shall have occurred and be continuing an Event of Default. The Global Debenture shall be exchangeable for Debentures registered in such names as such Depositary shall direct.

          Notwithstanding any other provisions in this Indenture, the Global Debenture may not be transferred except as a whole by the Depositary with respect to the Global Debenture to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary.

          Neither the Company nor the Trustee shall be required, pursuant to the provisions of this Section 3.5, (a) to issue, transfer or exchange any Debenture during a period beginning at opening of business 15 Business Days before the day of mailing of a notice of redemption of Debentures pursuant to Article XI and ending at the close of business on the day of such mailing or (b) to transfer or exchange any Debenture so selected for redemption in whole or in part, except, in the case of any Debenture to be redeemed in part, any portion thereof not to be redeemed.

          The Debentures may not be transferred except in compliance with the Restricted Securities Legend unless otherwise determined by the Company in accordance with applicable law. Upon any distribution of the Debentures to the holders of the Preferred Securities in accordance with the Trust Agreement, the Company and the Trustee shall enter into a supplemental indenture pursuant to
Section 9.1(i) to provide for transfer procedures and restrictions with respect to the Debentures substantially similar to those contained in the Trust Agreement to the extent applicable in the circumstances existing at the time of such distribution.

SECTION 3.6  Mutilated, Destroyed, Lost and Stolen Debentures.
             ------------------------------------------------

          If any mutilated Debenture is surrendered to the Trustee together with such security or indemnity as may be required by the Company or the Trustee to save each of them harmless, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a new Debenture and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and to the Trustee (a) evidence to their satisfaction of the destruction, loss or theft of any Debenture, and (b) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Debenture has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Debenture, a new Debenture bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture.

          Upon the issuance of any new Debenture under this Section 3.6, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Debenture issued pursuant to this Section 3.6 in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder.

          The provisions of this Section 3.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

SECTION 3.7  Payment of Interest; Interest Rights Preserved.
             ----------------------------------------------

          Interest on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, shall be paid to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest payment, except that interest payable on the Stated Maturity of the Debentures shall be paid to the Person to whom principal is paid.

          Any interest on the Debentures which is payable, but is not timely paid or duly provided for, on an Interest Payment Date (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on the

Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

          (a   The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures (or their respective Predecessors Debentures) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on the Debentures and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 15 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each Holder of the Debentures at the address of such Holder as it appears in the Securities Register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

          (b   The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed and, upon such notice as may be required by such exchange (or by the Trustee if the Debentures are not listed), if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section 3.7, each Debenture delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.

SECTION 3.8  Persons Deemed Owners.
             ---------------------

          The Company, the Trustee, the Paying and any agent of the Company or the Trustee or the Paying Agent may treat Person in whose name any Debenture is registered as the owner of such for the purpose of receiving payment of principal of and (subject to Section 3.7) interest on such Debenture and for all other purposes whatsoever, whether or not such Debenture be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.9  Cancellation.
             ------------

          All Debentures surrendered for payment, redemption, conversion transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Debentures and Debentures surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. The Company may at any time deliver or cause to be delivered to the Trustee for cancellation any Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debentures so delivered shall be promptly canceled by the Trustee. No Debentures shall be authenticated in lieu of or in exchange for any Debentures canceled as provided in this Section 3.9, except as expressly permitted by this Indenture. All canceled Debentures shall be disposed of by the Trustee in accordance with its customary procedures.

SECTION 3.10  Computation of Interest.
              -----------------------

          Interest on the Debentures shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

SECTION 3.11  Deferrals of Interest Payment Dates.
              -----------------------------------

          The Company shall have the right, at any time during the term of the Debentures, so long as no Event of Default has occurred and is continuing, from time to time to extend the interest payment period for the Debentures for up to 20 consecutive quarters with respect to each deferral period (each, an "Extension

Period") during which periods the Company shall have the right to not make payments of interest (including any Liquidated Damages) on any Interest Payment Date, and at the end of such Extension Period the Company shall pay all interest then accrued and unpaid thereon (together with Additional Interest thereon, if any, at the rate specified for the Debentures to the extent permitted by applicable law), provided, however, that during any such Extension Period, the
                 --------  -------
Company shall not, and shall cause any Subsidiary not to, (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any shares of the Company's capital stock or (b) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities (including guarantees of indebtedness for money borrowed) of the Company that rank pari passu with or junior to the Debentures (other than (i) any dividend, redemption, liquidation, interest, principal or guarantee payment by the Company where the payment is made by way of securities (including capital stock) that rank pari passu with or junior to the securities on which such dividend, redemption, interest, principal or guarantee payment is being made, (ii) redemptions or purchases of any rights pursuant to a Rights Plan, and the declaration of a dividend of any rights or the issuance of preferred stock under any Rights Plan in the future, (iii) payments under the Guarantee, (iv) purchases of Common Stock related to the issuance of Common Stock under any of the Company's benefit plans for its directors, officers or employees or the agreements between United Rentals, Inc. and certain officers of United Rentals, Inc., (v) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one series or class of the Company's capital stock for another series or class of the Company's capital stock and (vi) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged). Prior to the termination of any such Extension Period, the Company may further extend the interest payment period, provided that no such Extension Period shall exceed 20 consecutive quarters or extend beyond the Stated Maturity of the Debentures. Upon termination of any Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due, the Company may select a new Extension Period, subject to the above requirements. No interest including Additional Interest and Liquidated Damages, if any, shall be due and payable during an Extension Period, except at the end thereof. The Company shall give the Trustee, the Property Trustee and the Administrative Trustees notice of its election of such Extension Period at least one Business Day prior to the earlier of (i) the record date for the date the distributions on the Preferred Securities of the Trust (or if no Preferred Securities are outstanding, for the date interest on the Debentures) would have been payable except for the election to begin such Extension Period and (ii) the date the Property Trustee (or, if no Preferred

Securities are outstanding, the Trustee) is required to give notice to the NYSE or other applicable self-regulatory organization or to holders of such Preferred Securities (or, if no Preferred Securities are outstanding, to the holders of such Debentures) of such record date, but in any event not less than one Business Day prior to such record date. Such notice shall specify the period selected.

          The Trustee shall promptly give notice of the Company's election of such Extension Period to the Holders of the outstanding Debentures.

SECTION 3.12  Right of Set-off.
              ----------------

          Notwithstanding anything to the contrary in the Indenture, the Company shall have the right to set-off any payment it is otherwise required to make thereunder in respect of the Debenture to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment relating to the Debentures under the Guarantee.

SECTION 3.13  Agreed Tax Treatment.
              --------------------

          Each Debenture issued hereunder shall provide that the Company and, by its acceptance of a Debenture or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Debenture agree that for United States federal, state and local tax purposes it is intended that such Debenture constitute indebtedness.

SECTION 3.14  CUSIP Numbers.
              -------------

          The Company in issuing the Debentures may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use such "CUSIP" number in notices of redemption as a convenience to Holders; provided that any such notice
                                                   --------
may state that no representation is made as to the correctness of such number either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP number(s).

SECTION 3.15  Global Security.
              ---------------

          (a) In connection with distribution of Debentures to holders of the Preferred Securities in connection with the involuntary or voluntary dissolution, winding up or liquidation of the Trust,

                  (i) the Debentures in certificated form may be presented to the Trustee by the Property Trustee in exchange for one or more global certificates in an aggregate principal amount equal to the aggregate principal amount of all outstanding Debentures (each a "Global Debenture"), to be registered in the name of the Depositary, or its nominee, and delivered by the Trustee to the Depositary, or its custodian, for crediting to the accounts of its participants pursuant to the procedures of the Depositary. The Company upon any such presentation shall execute a Global Debenture in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with this Indenture; and

                  (ii) if any Preferred Securities are held in non book-entry certificated form, the Debentures in certificated form may be presented to the Trustee by the Property Trustee and any Preferred Security certificate which represents Preferred Securities other than Preferred Securities held by the Depositary or its nominee ("Non Book-Entry Preferred Securities") will be deemed to represent beneficial interests in Debentures presented to the Trustee by the Property Trustee having an aggregate principal amount equal to the aggregate liquidation amount of the Non Book-Entry Preferred Securities until such Preferred Security certificates are presented to the Securities Registrar for transfer or reissuance at which time such Non-Book Entry Preferred Security certificates will be canceled and a Debenture, registered in the name of the holder of the Preferred Security certificate or the transferee of the holder of such Preferred Security certificate, as the case may be, with an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Security certificate canceled, will be executed by the Company and delivered to the Trustee for authentication and delivery in accordance with this Indenture. On issue of such Debentures, Debentures with an equivalent aggregate principal amount that were presented by the Property Trustee to the Trustee will be deemed to have been canceled.

          (b) A Global Debenture may be transferred, in whole but not in part, only to another nominee of the Depositary, or to a nominee of such successor Depositary.

          (c) If (i) the Depositary notifies the Company that it is unwilling or unable to continue as a depositary for such Global Debenture and no successor depositary shall have been appointed within 90 days by the Company, (ii) the Depositary, at any time, ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, at which time the Depositary is required to be so registered to act as such depositary and no successor depositary shall have been appointed within 90 days by the Company, (iii) the Company, in its sole discretion, determines that such Global Debenture shall be so exchangeable or (iv) there shall have occurred an Event of Default with respect to such Debentures, as the case may be, the Company will execute, and, subject to Article III of this Indenture, the Trustee, upon written notice from the Company and receipt of a Company Order, will authenticate and make available for delivery the Debentures in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debenture in exchange for such Global Debenture. In addition, upon an Event of Default or if the Company may at any time determine that the Debenture shall no longer be represented by a Global Debenture, in such event the Company will execute, and subject to Section
     3.5 of this Indenture, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company and a Company Order, will authenticate and make available for delivery the Debentures in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debenture in exchange for such Global Debenture. Upon the exchange of the Global Debenture for such Debentures in definitive registered form without coupons, in authorized denominations, the Global Debenture shall be canceled by the Trustee. Such Debentures in definitive registered form issued in exchange for the Global Debenture shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Debentures to the Depositary for delivery to the Persons in whose names such Debentures are so registered.

                                  ARTICLE IV

                          Satisfaction and Discharge

SECTION 4.1  Satisfaction and Discharge of Indenture.
             ---------------------------------------

          This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Debentures herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (a) either

              (i) all Debentures theretofore authenticated and delivered (other than (A) Debentures which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and
          (B) Debentures for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
          Section 10.3) have been delivered to the Trustee for cancellation; or

              (ii) all such Debentures not theretofore delivered to the Trustee for cancellation have become due and payable, and the Company has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Debentures not theretofore delivered to the Trustee for cancellation, for principal and interest (including Additional Interest or Liquidated Damages, if any) to the date of such deposit (in the case of Debentures which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be, along with an accountant's certificate stating such funds are sufficient to pay principal and interest on the Debentures when and as due;

          (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7 and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of Clause (a) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

SECTION 4.2  Application of Trust Money.
             --------------------------

          Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Debentures and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 4.1 (and held by it or any Paying Agent) for the payment of Debentures subsequently converted shall be returned to the Company upon Company Request.


                                   ARTICLE V

                                   Remedies

SECTION 5.1  Events of Default.
             -----------------

          "Event of Default", wherever used herein with respect to the Debentures, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of any interest upon the Debenture, including any Additional Interest in respect thereof, when it becomes due and payable, and continuance of such default for a period of 30 days

     (subject to the deferral of any due date in the case of an Extension Period); or

          (b) default in the payment of the principal of (or premium, if any, on) the Debentures when due whether at Stated Maturity, upon redemption by declaration or otherwise; or

          (c) failure on the part of the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company contained in the Debentures or contained in this Indenture (other than a covenant or agreement which has been expressly included in this Indenture solely for the benefit of the Company) and continuance for such failure for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee, by registered or certified mail, or to the Company and the Trustee by a Holder or Holders of at least 25% in aggregate principal amount of the Debentures at the time Outstanding or the holder or holders of at least 25% in aggregate liquidation preference of the Preferred Securities;

          (d) failure by the Company to issue the Common Stock upon an appropriate election by the Holder or Holders of the Debentures to convert the Debentures into shares of Common Stock;

          (e) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of the Company under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (f) the institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of the inability to pay its debts generally as they become due and its willingness to be adjudicated as bankrupt, or the taking of corporate action by the Company in furtherance of any such action.

SECTION 5.2  Acceleration of Maturity;
             Rescission and Annulment.
             ------------------------

          If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Debentures may declare the principal amount of all the Debentures and the interest, if any, accrued thereon to be due and payable immediately, by a notice in writing to the Company and the representative of the banks under the Credit Facility (and to the Trustee if given by Holders), provided that, if upon an Event of Default, the Trustee or the Holders of not
-------- ----
less than 25% in principal amount of the Outstanding Debentures fail to declare the principal of all the Debentures to be due and payable as of the date which is five Business Days after the giving of such notice to the representative of the banks under the Credit Facility, the holders of at least 25% in aggregate liquidation amount of the Preferred Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee, and upon any such declaration such principal amount (or specified amount) of and the accrued interest (including any Additional Interest) on all the Debentures shall become immediately due and payable, provided that the payment of principal and interest (including any Additional Interest) on the Debentures shall remain subordinated to the extent provided in Article XII.

          At any time after such a declaration of acceleration with respect to Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Debentures, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

              (i) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue installments of interest (including any Additional Interest) on the Debentures;

               (B) the principal of (and premium, if any, on) the Debentures which have become due otherwise than by such declaration of acceleration and interest thereon at the rate set forth in the Debentures;

               (C) to the extent that payment of such interest is lawful, interest (including any Additional Interest) upon overdue installments of interest at the rate borne by the Debentures;

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

               (ii) all Events of Default with respect to Debentures, other than the non-payment of the principal of the Debentures which has become due solely by such acceleration, have been cured or waived as provided in Section 5.13. If the Holders of a majority in principal amount of the Outstanding Debentures fail to rescind and annul such declaration and its consequences, the holders of a majority in liquidation amount of the Preferred Securities then outstanding shall have such right.

SECTION 5.3  Collection of Indebtedness and
             Suits for Enforcement by Trustee.
             --------------------------------

          The Company covenants that if:

          (a) default is made in the payment of any installment of interest (including any Additional Interest) on the Debentures when such interest becomes due and payable and such default continues for a period of 30 days, or

          (b) default is made in the payment of the principal of (and premium, if any, on) the Debentures whether on the due date for payment thereof, upon redemption, by declaration or otherwise, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Debentures, the whole amount then due and payable on the Debentures for principal (and premium, if any) and interest (including any Additional Interest), including, to the extent that payment of such interest shall be lawful, interest on any overdue principal (and premium, if any) and on any overdue installments of interest (including any Additional Interest) at the rate borne by the Debentures, and, in addition thereto, all amounts owing the Trustee under Section 6.7.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Debentures and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Debentures, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Debentures by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.4  Trustee May File Proofs of Claim.
             --------------------------------

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Debentures or the property of the Company or of such other obligor or their creditors:

          (a) the Trustee (irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal (and premium, if any) or interest (including any Additional Interest)) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest (including any Additional Interest) owing and unpaid in respect to the Debentures and to file such other papers or documents as may be necessary or advisable and to take any and all actions as are authorized under the Trust Indenture Act in order to have the claims of the Holders and any predecessor to the Trustee under
               Section 6.7 allowed in any such judicial proceedings; and

                  (ii) in particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same in accordance with Section 5.6; and

          (b) any custodian, receiver, assignee, trustee, liquidator, sequestrator other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee for distribution in accordance with Section 5.6, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it and any predecessor Trustee under Section 6.7.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however,
                                                           --------  -------
that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

SECTION 5.5  Trustee May Enforce Claim
             Without Possession of Debentures.
             --------------------------------

          All rights of action and claims under this Indenture or the Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of all the amounts owing the Trustee and any predecessor Trustee under Section 6.7, its agents and counsel, be for the ratable benefit of the Holders of the Debentures in respect of which such judgement has been recovered.

SECTION 5.6  Application of Money Collected.
             ------------------------------

          Any money or property collected or to be applied by the Trustee with respect to the Debentures pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal (or premium, if any) or interest (including any Additional Interest), upon presentation of the Debentures and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 6.7;

          SECOND: To the payment of the amounts then due and unpaid upon the Debentures for principal (and premium, if any) and interest (including any Additional Interest), in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on the Debentures for principal (and premium, if any) and interest (including any Additional Interest), respectively;

          THIRD: The payment of any and all other amounts due under the Indenture, the Debentures; and

          FOURTH: To the Company (or such other Person as a court of competent jurisdiction may direct).

SECTION 5.7  Limitation on Suits.
             -------------------

          Subject to Section 5.8, no Holder of the Debentures, including a holder of Preferred Securities acting to enforce the rights of the Property Trustee as a Holder of the Debentures pursuant to Section 6.8 of the Trust Agreement, shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver, assignee, trustee, liquidator, sequestrator (or other similar official) or for any other remedy hereunder, unless:

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (b) if the Trust is not the sole holder of the Outstanding Debentures, the Holders of not less than 25% in principal amount of the Outstanding Debentures shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60- day period by the Holders of a majority in principal amount of the Outstanding Debentures;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of the Debentures, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

SECTION 5.8  Unconditional Right of Holders to
             Receive Principal, Premium and Interest.
             ---------------------------------------

          Notwithstanding any other provision in this Indenture, the Holder of any Debenture shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Section 3.7) interest (including any Additional Interest) on such Debenture on the Maturity or to convert such Debenture in accordance with Article XIII and to institute suit for the enforcement of any such payment and right to convert, and such right shall not be impaired without the consent of such Holder. For so long as any Preferred Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Indenture and the Trust Agreement, upon an Event of Default specified in Sections 5.1(a) or 5.1(b), any holder of Preferred Securities shall have the right to institute a proceeding directly against the Company, for enforcement of payment to such holder of the principal amount of or interest on Debentures having a principal amount equal to the liquidation preference of the Preferred Securities of such holder (a "Direct Action"). Notwithstanding any payment made to such holder of Preferred Securities by the Company in connection with a Direct Action, the Company shall remain obligated to pay the principal of or interest on the Debentures held by the Trust or the Property Trustee.

          In connection with any such Direct Action, the rights of the Company will be subrogated to the rights of any holder of the Preferred Securities to the extent of any payment made by the Company to such holder of Preferred Securities as a result of such Direct Action. Except as set forth in this Section, the holders of Preferred Securities shall have no right to execute any right or remedy available to the Holders of or in respect of, the Debentures.

SECTION 5.9   Restoration of Rights and Remedies.
              ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted, subject to the determination in such proceeding.

SECTION 5.10  Rights and Remedies Cumulative.
              ------------------------------

          Except as otherwise provided in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11  Delay or Omission Not Waiver.
              ----------------------------

          No delay or omission of the Trustee or of any Holder of the Debentures to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy, or constitute a waiver of any such Event of Default or an acquiescence therein.

          Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12  Control by Holders.
              ------------------

          The Holders of a majority in principal amount of the Outstanding Debentures shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Debentures, provided that:

          (a) such direction shall not be in conflict with any rule of law or with this Indenture,

          (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (c) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Trustee in personal liability.

          Upon receipt by the Trustee of any written notice directing the time, method or place of conducting any such proceeding or exercising any such trust or power, with respect to the Debentures and, if all or part of the Debentures is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Debentures entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date, provided,
                                                                   --------
that, unless the Holders of a majority in principal amount of the Outstanding
----
Debentures shall have joined in such notice prior to the day which is 90 days after such record date, such notice shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new notice identical to a notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this
Section 5.12.

SECTION 5.13  Waiver of Past Defaults.
              -----------------------

          Subject to Section 9.2 hereof, the Holders of not less than a majority in principal amount of the Outstanding Debentures may on behalf of the Holders of all the Debentures waive any past default hereunder with respect to Debentures and its consequences, except a default:

          (a) in the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on the Debentures (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Trustee), or

          (b) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Debenture; provided, however, that if the Debentures are held
                            --------  -------
     by the Trust or a trustee of the Trust, such waiver shall not be effective until the holders of a majority in liquidation amount of Preferred Securities shall have consented to such waiver; provided, further, that if
                                                     --------  -------
     the consent of the Holder of each outstanding Debenture is required, such waiver shall not be effective until each holder of the Trust Securities shall have consented to such waiver.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. If the Holders of a majority in aggregate principal amount of the Outstanding Debentures fail to waive such Event of Default, the holders of a majority in aggregate liquidation amount of Preferred Securities shall have such right. No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.14  Undertaking for Costs.
              ---------------------

          All parties to this Indenture agree, and each Holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Debentures, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on the Debentures on or after the Maturity of the Debentures or to convert a Debenture in accordance with Article XIII.

SECTION 5.15  Waiver of Usury, Stay, or Extension Laws.
              ----------------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE VI

                                  The Trustee

SECTION 6.1  Certain Duties and Responsibilities.
             -----------------------------------

          (a)  Except during the continuance of an Event of Default,

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct except that

                  (i) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Holders pursuant to Section 5.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

          (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.2  Notice of Defaults.
             ------------------

          Within 30 days after actual knowledge by a Responsible Officer of the Trustee of the occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders of Debentures, as their names and addresses appear in the Securities Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that,
                                                     --------  -------
except in the case of a default in the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on Debenture, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Debentures; and provided, further, that, except in the case of any default of the character
--------  -------
specified in Section 5.1(c), no such notice to Holders of the Debentures shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 6.3  Certain Rights of Trustee.
             -------------------------

          Subject to the provisions of Section 6.1:

          (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution of the Company;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate and an Opinion of Counsel;

          (d) the Trustee may consult with counsel of its selection, and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee is not required to expend or risk its own funds or otherwise incur personal financial liability in the performance of its duties if the Trustee reasonably believes that repayment or adequate indemnity is not reasonably assured to it;

          (g) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, indenture, Debenture or other paper or document, but the Trustee in its discretion may make such inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on any part of any agent or attorney appointed with due care by it hereunder;

          (i) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (j) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Debentures and this Indenture; and

          (k) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

SECTION 6.4   Not Responsible for Recitals
              or Issuance of Debentures.
              ----------------------------

          The recitals contained herein and in the Debentures, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of the Debentures or the proceeds thereof.

SECTION 6.5   May Hold Debentures.
              -------------------

          The Trustee, any Paying Agent, Securities Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debentures and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Securities Registrar or such other agent.

SECTION 6.6   Money Held in Trust.
              -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability of interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 6.7   Compensation and Reimbursement.
              ------------------------------

          The Company agrees

          (a) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder in such amounts as the Company and the Trustee shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) to promptly reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursements of its agents and counsel); and

          (c) to indemnify each of the Trustee and any Predecessor Trustee for, and to hold it harmless against, any and all loss, damage, claim, liability or expense (including the reasonable compensation and the expenses and disbursements of its agents and counsel) incurred without negligence or bad faith, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder. This indemnification shall survive the termination of this Agreement.

          To secure the Company's payment obligations in this Section 6.7, the Company and the Holders agree that the Trustee shall have a lien prior to the Debentures on all money or property held or collected by the Trustee except assets held in trust to pay principal and premium, if any, or interest on particular Debentures pursuant to the discharge provisions pursuant to Article IV, or pursuant to any redemption pursuant to Article XI hereof if monies have been deposited for such redemption and notice has been given and the Redemption Date has passed. Such lien shall survive the satisfaction and discharge of this Indenture.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(e) or (f) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Reform Act of 1978 or a successor statute.

SECTION 6.8   Disqualification; Conflicting Interests.
              ---------------------------------------

          The Trustee shall be subject to the provisions of Section 310(b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of

Section 310(b) of the Trustee Indenture Act. The Trust Agreement and the Guarantee shall be deemed to be specifically described in this Indenture for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

SECTION 6.9   Corporate Trustee Required; Eligibility.
              ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be

          (a) a corporation organized and doing business under the laws of the United States of America or of any state, territory or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal, state, territorial or District of Columbia authority, or

          (b) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, to the purposes of this Section 6.9, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.9, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VI. Neither the Company nor any Person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee hereunder.

SECTION 6.10   Resignation and Removal; Appointment of Successor.
               -------------------------------------------------

          (a) No removal of the Trustee and no appointment of a successor Trustee to this Article shall become effective until the acceptance of by the successor Trustee under Section 6.11.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Company and the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Debentures, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee, at the expense of the Company, may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (d)  If at any time:

                  (i) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debenture for at least six months, or

                  (ii)  the Trustee shall cease to be eligible under Section
               6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (iii) the Trustee shall become incapable of acting or shall be adjudged as bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by Board Resolution may remove the Trustee, or (B) subject to Section 5.14, any Holder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all other similarly situated Holders, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Debentures, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debentures shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debentures delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Debenture for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of the Debentures as their name and addresses appear in the Securities Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 6.11   Acceptance of Appointment by Successor.
               --------------------------------------

          (a) In case of the appointment hereunder of a successor Trustee, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee, but, on the request of the Company or the Successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, power and trusts referred to in paragraph (a) of this Section 6.11.

          (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article VI.

SECTION 6.12  Merger, Conversion, Consolidation
              or Succession to Business.
              -------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this
Article VI, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated, and in case any Debentures shall not have been authenticated, any successor to the Trustee may authenticate such Debentures either in the name of any predecessor Trustee or in the name of such successor Trustee, and in all cases the certificate of authentication shall have the full force which it is provided anywhere in the Debentures or in this Indenture that the certificate of the Trustee shall have.

SECTION 6.13   Preferential Collection of Claims Against Company.
               -------------------------------------------------

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debentures), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 6.14   Appointment of Authenticating Agent.
               -----------------------------------

          The Trustee may appoint an Authenticating Agent or Agents with respect to the Debentures which shall be authorized to act on behalf of the Trustee to authenticate the Debentures issued upon exchange, registration of transfer or partial redemption thereof, and Debentures so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Debentures by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, or of any state, territory or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 6.14 the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this
Section 6.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of an Authenticating Agent shall be the successor Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section 6.14, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.6 to all Holders of the Debentures. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.14.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.14.

          If an appointment is made pursuant to this Section 6.14, the Debentures may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Debentures referred to in the within-mentioned indenture.


Dated:_______________         THE BANK OF NEW YORK,
                              As Trustee


                              By:_______________________________________
                              As Authenticating Agent


                              By:_______________________________________
                              Authorized Officer

                                  ARTICLE VII

               Holders Lists and Reports by Trustee and Company

SECTION 7.1    Company to Furnish Names and Addresses of Holders.
               -------------------------------------------------

          The Company will furnish or cause to be furnished to the Trustee (unless the Trustee is acting as the Securities Registrar) at such times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

SECTION 7.2    Preservation of Information; Communications to Holders.
               ------------------------------------------------------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, names and addresses of Holders contained in the most recent list furnished the Trustee as provided in Section 7.1 and the names and addresses of Holders by the Trustee in its capacity as Securities Registrar.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Debentures, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

          (c) Every Holder of Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

SECTION 7.3    Reports by Trustee.
               ------------------

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act, at the times and in the manner provided pursuant thereto.

          (b) Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than 60 days after July 15 in each calendar year, commencing with the first July 15 after the first issuance of Debentures under this Indenture.

          (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange or self regulatory organization of which the Trustee has received notice by the Company upon which the Debentures are listed and also with the Commission. The Company will promptly notify the Trustee whenever the Debentures are listed on any stock exchange or self-regulatory organization, or any delisting thereof.

SECTION 7.4    Reports by Company.
               ------------------

          The Company shall file with the Trustee and with the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act, provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is required to be filed with the Commission. Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company shall continue to file with the Commission (to the extent permitted) and provide the Trustee and Holders with the annual reports and the information, documents and other reports which are specified in Sections 13 and 15(d) of the Securities Exchange Act of 1934. The Company also shall comply with the other provisions of Trust Indenture Act
Section 314(a).

          Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


                                 ARTICLE VIII

          Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 8.1   Company May Consolidate,
              Etc., Only on Certain Terms.
              ---------------------------

          The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and no Person shall consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

          (a) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the successor Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including any Additional Interest) on all the Debentures and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Article XIII;

          (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing;

          (c) such consolidation, merger, conveyance, transfer or lease is permitted under the Trust Agreement and Guarantee and does not give rise to any breach or violation of the Trust Agreement or Guarantee; and

          (d) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and any such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and the Trustee, subject to Section 6.1, may rely upon such Officers' Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this Section 8.1.

SECTION 8.2     Successor Corporation Substituted.
                ---------------------------------

          Upon any consolidation or merger by the Company with or into any other Person, or any sale, assignment, conveyance, transfer, lease or disposition by the Company of all or substantially all of its properties and assets in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or the successor Person to which such sale, assignment, conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Debentures and this Indenture with the same effect as if such successor had been named as the Company herein and therein; and in the event of any such conveyance, transfer or lease the Company shall be released and discharged from its obligations and covenants under the Indenture and the Debentures and may be dissolved and liquidated.

          Such successor may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Debentures issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee, and, upon the Company Order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Debentures which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Debentures which such successor corporation thereafter shall cause to be signed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debentures had been issued at the date of the execution hereof.

          In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Debentures thereafter to be issued as may be appropriate.


                                  ARTICLE IX

                            Supplemental Indentures

SECTION 9.1   Supplemental Indentures
              Without Consent of Holders.
              --------------------------

          Without the consent of or notice to any Holder, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Debentures; or

          (b) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to surrender any right or power herein conferred upon the Company; or

          (c) to add to covenants of the Company for the benefit of the Holders of the Debentures or to surrender any right or power herein conferred upon the Company; or

          (d) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Article XIII; or

          (e) to add any additional Events of Default; or

          (f) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause
                           --------
     shall not materially adversely affect the interest of the Holders of Debentures and, for so long as any of the Preferred Securities shall remain outstanding, the holders of such Preferred Securities; or

          (g) to evidence and provide for the acceptance of appointment hereunder by successor Trustee and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the Trust hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

          (h) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

          (i) to make provision for transfer procedures, certification, book-entry provisions, the form of restricted securities legends, if any, to be placed on Debentures, and all other matters required pursuant to Section
     3.5 or otherwise necessary, desirable or appropriate in connection with the issuance of Debentures to holders of Preferred Securities in the event of a distribution of Debentures by the Trust if a Special Event occurs and is continuing.

SECTION 9.2   Supplemental Indentures With Consent of Holders.
              -----------------------------------------------

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Debentures, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Debentures under this Indenture; provided, however, that no such supplemental indenture shall, without
           --------  -------
the consent of the Holder of each Outstanding Debenture affected thereby,

          (a) except to the extent permitted by Section 3.11 with respect to the extension of the interest payment period of the Debentures, change the Stated Maturity of the principal of, or any installment of interest (including any Additional Interest) on, the Debentures, or reduce the principal amount thereof or the rate or extend the time for payment of interest thereon or extend the Extension Period; or reduce any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Debenture or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof (or, in the case of redemption, on or after the date fixed for redemption thereof), or

          (b) adversely affect any right to convert or exchange any Debenture or modify the provisions of this Indenture with respect to the subordination of the Debentures in a manner adverse to such Holder; or

          (c) reduce the percentage in principal amount of the Outstanding Debentures, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

          (d) modify any of the provisions of this Section 9.2, Article IV,
     Section 5.8, Section 5.13 or Section 10.6, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Debenture affected thereby, or the consent of the holders of all the Preferred Securities as the case may be; or

provided that, so long as any Preferred Securities remain outstanding, no such
-------- ----
modification may be made that adversely affects the holders of Preferred Securities in any material respect, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate liquidation preference of such Preferred Securities then outstanding unless and until the principal (and premium, if any) of the Debentures and all accrued and unpaid interest (including any Additional Interest) thereon have been paid in full.

          It shall not be necessary for any Act of Holders under this Section
9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          The Trustee shall join with the Company in the execution of such amended or supplemental indenture unless such amended or supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such amendment or supplemental indenture.

          In addition, no modification, amendment or supplement to the provisions of Article XII which is adverse to the interests of the lenders under the Credit Facility shall be made without the consent of the representative of such lenders.

SECTION 9.3   Execution of Supplemental Indentures.
              ------------------------------------

          In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that all conditions precedent have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise; provided that the Trustee shall enter into and execute all other
           -------- ----
supplemental indentures which satisfy all applicable conditions under this
Article IX.

SECTION 9.4   Effect of Supplemental Indentures.
              ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Holder of the Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.5   Conformity with Trust Indenture Act.
              -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 9.6   Reference in Debentures to Supplemental Indentures.
              --------------------------------------------------

          Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture, provided that any failure by the
                                             -------- ----
Trustee to make such notation shall not affect the validity of the matter provided for in such supplemental indenture or any Debenture hereunder. If the Company shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debentures presented to the Trustee.

SECTION 9.7   No Liability for Certain Persons.
              --------------------------------

          No director, officer, employee, or stockholder of the Company shall have any liability for any obligations of the Company under the Debentures or this Indenture based on or by reason of such obligations or their creation. Each Holder by accepting a Debenture waives and releases all such liability. The foregoing waiver and release is an integral part of the consideration for the issuance of the Debentures.


                                   ARTICLE X

                                   Covenants

SECTION 10.1  Payment of Principal, Premium and Interest.
              ------------------------------------------

          The Company covenants and agrees for the benefit of the Debentures that it will duly and punctually pay the principal of (and premium, if any) and interest (including Additional Interest and Liquidated Damages) on the Debentures in accordance with the terms of the Debentures and this Indenture.

SECTION 10.2  Maintenance of Office or Agency.
              -------------------------------

          The Company shall maintain in the United States, an office or agency where Debentures may be presented or surrendered for payment and an office or agency where Debentures may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. The Company initially appoints the Trustee, acting through its Corporate Trust Office, as its agent for said purposes. The Company shall give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where the Debentures may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission to maintain an office
--------  -------
or agency in the United States for such purposes. The Company shall give prompt written notice to the Trustee of any such designation and any change in the location of any such office or agency.

SECTION 10.3  Money for Debenture Payments to Be Held in Trust.
              ------------------------------------------------

          If the Company shall at any time act as its own Paying Agent with respect to the Debentures, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Debentures, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its failure so to act.

          Whenever the Company shall have one or more Paying Agents, it will, prior to 11:00 a.m., New York City time on each due date of the principal of (and premium, if any) or interest on the Debentures, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal and premium (if any) or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its failure so to act.

          The Company shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Debentures in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (b) give the Trustee notice of any default by the Company (or any other obligor upon the Debentures) in the making of any payment of principal (and premium, if any) or interest;

          (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

          (d) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent, and, upon such payment by the Company or any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Debenture and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be paid on Company Request, after all payments owing the Trustee have been paid, to the Company, or (if then held by the Company) shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be discharged from such trust; and the Holder of such Debenture shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

SECTION 10.4  Payment of Taxes and Other Claims.
              ---------------------------------

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided,
                                                                      --------
however, that the Company shall not be required to pay or discharge or cause to
-------
be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 10.5  Statement as to Compliance.
              --------------------------

          The Company shall deliver to the Trustee, within 120 days after the end of each calendar year of the Company ending after the date hereof an Officers' Certificate (signed by at least one of the officers referred to in Section 314(a)(4) of the Trust Indenture Act) covering the preceding calendar year, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance, observance or fulfillment of or compliance with any of the terms, provisions, covenants and conditions of this Indenture, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. For the purpose of this Section 10.5, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

SECTION 10.6  Waiver of Certain Covenants.
              ---------------------------

          The Company may omit in any particular instance to comply with any covenant or condition set forth in this Article X, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Debentures, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company in respect of any such covenant or condition shall remain in full force and effect.

SECTION 10.7  Additional Sums.
              ---------------

          In the event that (a) the Property Trustee is the Holder of all of the Outstanding Debentures, (b) a Tax Event in respect of the Trust shall have occurred and be continuing and (c) the Company shall not have (i) redeemed the Debentures pursuant to Section 11.7 or 11.8 or (ii) terminated the Trust pursuant to Section 9.2(b) of the Trust Agreement, the Company shall pay to the Trust (and its permitted successors or assigns under the Trust Agreement) for so long as the Trust (or its permitted successor or assignee) is the registered holder of the Debentures, such additional amounts as may be necessary in order that the amount of distributions (including any Additional Amounts (as defined in the Trust Agreement)) then due and payable by the Trust on the Preferred Securities and Common Securities that at any time remain outstanding in accord with the terms thereof shall not be reduced as a result of any Additional Taxes (the "Additional Sums"). Whenever in this Indenture or the Debentures there is a reference in any context to the payment of principal of or interest on the Debentures, such mention shall be deemed to include mention of the payments of the Additional Sums provided for in this paragraph to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to the provisions of this paragraph and express mention of the payment of Additional Sums (if applicable) in any provisions hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made, provided, however, that the extension of an
                             --------  -------
interest payment period pursuant to Section 3.11 or the Debentures shall not extend the payment of any Additional Sums that may be due and payable during such interest payment period.

SECTION 10.8  Additional Covenants.
              --------------------

          The Company covenants and agrees with each Holder of Debentures that so long as the Debentures are outstanding, if (i) there shall have occurred any event of which the Company has actual knowledge that (A) with the giving of notice or the lapse of time or both, would constitute an Event of Default hereunder and (B) in respect of which the Company shall not have taken reasonable steps to cure, (ii) the Company shall be in default with respect to its payment of any obligations under the Guarantee or (iii) the Company shall have given notice of its selection of an Extension Period as provided herein and shall not have rescinded such notice, or such period, or any extension thereof, shall be continuing, then the Company shall not, and shall cause any Subsidiary not to, (x) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any shares of the Company's capital stock or (y) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities (including guarantees of indebtedness for money borrowed) of the Company that rank pari passu with or junior to the Debentures (other than (1) any dividend, redemption, liquidation, interest, principal or guarantee payment by the Company where the payment is made by way of securities (including capital stock) that rank pari passu with or junior to the securities on which such dividend, redemption, interest, principal or guarantee payment is being made, (2) redemptions or purchases of any rights pursuant to a Rights Plan, and the declaration of a dividend of any rights or the issuance of preferred stock under any Rights Plan in the future, (3) payments under the Guarantee, (4) purchases of Common Stock related to the issuance of Common Stock under any of the Company's benefit plans for its directors, officers or employees, or the agreements between United Rentals, Inc. and certain officers of United Rentals, Inc., (5) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one series or class of the Company's capital stock for another series or class of the Company's capital stock and (6) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged).

          The Company also covenants with each Holder of the Debentures (i) that for so long as Preferred Securities are outstanding not to convert the Debentures except pursuant to a notice of conversion delivered to the Conversion Agent by a holder of Preferred Securities and (ii) to maintain directly or indirectly 100% ownership of the Common Securities of the Trust; provided,
                                                                 --------
however, that any permitted successor of the Company hereunder may succeed to
-------
the Company's ownership of such Common Securities, (iii) not to voluntarily terminate, wind-up or liquidate the Trust, except (a) in connection with a distribution of the Debentures to the holders of Preferred Securities in liquidation of the Trust or (b) in connection with certain mergers, consolidations or amalgamations permitted by the Trust Agreement and (iv) to use its reasonable efforts, consistent with the terms and provisions of the Trust Agreement to cause the Trust to remain a grantor trust and not to be classified as an association taxable as a corporation for United States federal income tax purposes.

SECTION 10.9  Registration Rights.
              -------------------

          The holders of the Preferred Securities, the Holders, the holders of the Guarantee and the shares of Common Stock of the Company issuable upon conversion of the Preferred Securities and the Debentures are entitled to the benefits of a Registration Rights Agreement, dated as of August 5, 1998, among the Company, United Rentals, Inc., the Trust and the Purchasers (the "Registration Rights Agreement").

SECTION 10.10  Payment of Expenses of the Trust.
               --------------------------------

          In connection with the offering, sale and issuance of the Debentures to the Property Trustee and in connection with the sale of the Preferred Securities by the Trust, the Company shall:

          (a) pay for all costs, fees and expenses relating to the offering, sale and issuance of the Preferred Securities (as defined in the Purchase Agreement), including commissions, discounts and expenses payable pursuant to the Purchase Agreement and compensation of the Trustee under the Indenture in accordance with the provisions of Section 6.7 of the Indenture;

          (b) be responsible for and pay for all debts and obligations (other than with respect to the Preferred Securities or Common Securities) of the Trust, pay for all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the offering, sale and issuance of the Preferred Securities (including commissions, discounts and expenses in connection there with), the fees and expenses of the Property Trustee and the Delaware Trustee, the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets); and

          (c) pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

                                  ARTICLE XI

                     Redemption or Exchange of Debentures

SECTION 11.1   Election to Redeem; Notice to Trustee.
               -------------------------------------

          The election of the Company to redeem any Debentures shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company, the Company shall, not less than 45 days prior to the date fixed for redemption (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such date and of the principal amount of Debentures to be redeemed.

SECTION 11.2   Selection of Debentures to Be Redeemed.
               --------------------------------------

          If less than all the Debentures are to be redeemed, the particular Debentures to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee from the Outstanding Debentures not previously called for redemption, pro rata, by lot or by such other method as the Trustee shall deem fair and appropriate (subject to the rules of the Depositary) and which may provide for the selection for redemption of a portion of the principal amount of the Debentures Outstanding, provided that the unredeemed portion of
                                      --------
the principal amount of the Debentures be in an authorized denomination (which shall not be less than the minimum authorized denomination) for the Debentures.

          The Trustee shall promptly notify the Company in writing of the Debentures selected for partial redemption and the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debentures shall relate, in the case of any Debenture redeemed or to be redeemed only in part, to the portion of the principal amount of such Debenture which has been or is to be redeemed. If the Company shall so direct, Debentures registered in the name of the Company, any Affiliate or any Subsidiary thereof shall not be included in the Debentures selected for redemption.

SECTION 11.3   Notice of Redemption.
               --------------------

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not later than the thirtieth day, and not earlier than the sixtieth day, prior to the date fixed for redemption, to each Holder of Debentures to be redeemed, at the address of such Holder as it appears in the Securities Register.

          With respect to Debentures to be redeemed, each notice of redemption shall state:

          (a)  the Redemption Date;

          (b) the redemption price at which the Debentures are to be redeemed (the "Redemption Price");

          (c) the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Debentures to be redeemed (including, if relevant, the CUSIP or ISIN number);

          (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Debenture or portion thereof, and that upon deposit with the Paying Agent interest thereon, if any, shall cease to accrue on and after the Redemption Date unless the Company defaults in payment of the Redemption Price;

          (e) the place or places where the Debentures are to be surrendered for payment of the redemption price at which the Debentures are to be redeemed; and

          (f) that a Holder of Debentures who desires to convert Debentures called for redemption must satisfy the requirements for conversion contained in the Debentures, the then existing conversion price or rate, and the date and time when the option to convert shall expire and, if previously, determined, the Conversion Expiration Date.

          Notice of redemption of Debentures to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Debenture designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debenture.

SECTION 11.4   Deposit of Redemption Price.
               ---------------------------

          Prior to 11:00 a.m., New York City time, on the Redemption Date specified in the notice of redemption given as provided in Section 11.3, the Company will deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Article IV) an amount of money sufficient to redeem on the Redemption Date all the Debentures so called for redemption at the applicable Redemption Price.

          If any Debenture called for redemption has been converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Debenture shall (subject to any right of the Holder of such Debenture or any Predecessor Debenture to receive interest as provided in the last paragraph of Section 3.7) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

SECTION 11.5   Debentures Payable on Redemption Date.
               -------------------------------------

          If notice of redemption has been given as provided in Section 11.3, the Debentures so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, including any accrued interest (and any Additional Interest) thereon, and from and after such date (unless the Company shall default in the payment of the Redemption Price or any accrued interest on (including any Additional Interest)) such Debentures shall cease to bear interest. Upon surrender of any such Debenture for redemption in accordance with said notice, such Debenture shall be paid by the Company at the Redemption Price, including any accrued interest (and any Additional Interest) to the Redemption Date, provided, however, that installments of interest on
                        --------  -------
Debentures whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Debentures, or one of more Predecessor Debentures, registered as such at the close of business on the relevant Regular Record Dates or Special Record Dates, as the case may be, according to their terms and the provisions of Section 3.7.

          If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debenture.

SECTION 11.6   Debentures Redeemed in Part.
               ---------------------------

          In the event of any redemption in part, the Company shall not be required to (i) issue, register the transfer of or exchange any Debenture during a period beginning at opening of business 15 Business Days before the day of mailing of a notice of redemption of Debentures and ending at the close of business on the day of such mailing and (ii) register the transfer of or exchange any Debentures so selected for redemption, in whole or in part, except for the unredeemed portion of any Debentures being redeemed in part.

          Any Debenture which is to be redeemed only in part shall be surrendered at the place of payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Debenture without service charge, a new Debenture or Debentures, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debenture so surrendered. Each Debenture shall be subject to partial redemption only in the amount of $50 or integral multiples thereof.

SECTION 11.7   Mandatory Redemption.
               --------------------

          Upon (i) repayment at Maturity or (ii) as a result of acceleration upon the occurrence of an Event of Default, the Company shall redeem all the Outstanding Debentures, in whole but not in part, at a redemption price equal to 100% of the principal amount of such Debentures plus any accrued and unpaid interest, including any Additional Interest, to the date fixed for redemption.

          The Debentures are not entitled to the benefit of any sinking or like fund, or, except as set forth in this Section 11.7 or as a result of acceleration, any other provision for mandatory prepayment.

SECTION 11.8   Optional Redemption.
               -------------------

          Except as set forth below, on and after August 2, 2001 and subject to the next succeeding sentence, the Company shall have the right, at any time and from time to time, to redeem the Debentures, in whole or in part, upon notice given as set forth in Section 11.3 during the twelve-month periods beginning on August 1 (August 2 with regards to 2001) in each of the following years at the indicated Redemption Price (expressed as a percentage of the principal amount of the Debentures being redeemed), together with any accrued but unpaid interest on the portion being redeemed:

    Redemption Price                               Redemption Price
    -----------------                              ----------------
                   (% of                                         (% of
 Year        Principal Amount)             Year             Principal Amount)
------       -----------------             ----             -----------------

2001............. 104.55%                  2005.................. 101.95%
2002............. 103.90%                  2006.................. 101.30%
2003............. 103.25%                  2007.................. 100.65%
2004............. 102.60%                  2008 and thereafter... 100.00%

          The aggregate principal amount of the Debentures so redeemed may not, however, exceed the amount of the proceeds derived, directly or indirectly, by the Company from the issuance and sale of Common Stock within 12 months preceding the date fixed for redemption.

          The Company may not, in any case, redeem the Debentures unless all accrued and unpaid interest thereon has been paid in full on all outstanding Debentures for all quarterly interest periods terminating prior to and including the Redemption Date.

          Upon the occurrence of a Tax Event, the Company shall have the right, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures, in whole but not in part, for cash at the Tax Redemption Price, plus any accrued and unpaid interest, including Additional Interest, to the date fixed for such redemption.

          If at any time following the Conversion Expiration Date, less than 5% of the original aggregate principal amount of the Debenture remains Outstanding, such Debentures shall be redeemable at the option of the Company, in whole but not in part, at a Redemption Price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest.

SECTION 11.9   Exchange of Trust Securities for Debentures.
               -------------------------------------------

          (a) At any time, the Company shall have the right to dissolve the Trust and cause the Debentures to be distributed to the holders of the Preferred Securities in liquidation of the Trust after satisfaction of liabilities to creditors of the Trust as provided by applicable law.

          (b) If a Special Event in respect of the Trust shall occur, the Company shall give the Property Trustee notice of the same. If a Special Event in respect of the Trust shall occur and be continuing, the Trust Agreement requires the Property Trustee to direct the Conversion Agent (as defined in the Trust Agreement) to exchange all outstanding Trust Securities for the Debentures having a principal amount equal to the aggregate liquidation amount of the Trust Securities to be exchanged with accrued interest in an amount equal to any unpaid distributions (including any Additional Amounts) on the Trust Securities; provided, that, in the
                                                      --------  ----
     case of a Tax Event, the Company shall have the right to direct the Property Trustee that less than all, or none of the Trust Securities be so exchanged (i) if and for so long as the Company shall have elected to pay any Additional Sums such that the net amounts received by holders of the Trust Securities not so exchanged in respect of distributions are not reduced as a result of such Tax Event, and shall not have revoked any such election or failed to make such payments or (ii) if the Company shall instead elect to redeem the Debentures, in whole or in part, in the manner set forth in Section 11.8.


                                  ARTICLE XII

                          Subordination of Debentures

SECTION 12.1   Debentures Subordinate to Secured Indebtedness.
               ----------------------------------------------

          The Company covenants and agrees, and each Holder of a Debenture, by his acceptance thereof, likewise covenants and agrees that, to the extent and in the manner hereinafter set forth in this Article XII, the Indebtedness evidenced by the Debenture is hereby expressly made subordinate in right of payment to the prior payment in full in cash of all Secured Indebtedness, and the Indebtedness evidenced by the Debentures may not be subordinated in right of payment to the payment of any substantial amount of unsecured indebtedness which may be issued subsequently to the Debentures.

SECTION 12.2   Payment Over of Proceeds Upon Dissolution, Etc.
               -----------------------------------------------

          In the event of any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relating to the Company or its assets, or any liquidation, dissolution or other winding-up of the Company, whether voluntary or involuntary, or any assignment for the benefit of creditors or other marshalling of assets or liabilities of the Company, all Secured Indebtedness (including, in the case of Designated Senior Indebtedness, any interest accruing subsequent to the filing of a petition for bankruptcy (regardless of whether such interest is an allowed claim in the bankruptcy proceeding)) must be paid in full in cash before any payment (other than payments in the form of Qualified Equity Interests or other securities the payment of which is subordinated, at least to the same extent as the Debentures, to the payment of all Secured Indebtedness which may at the time be outstanding and other than payments from a trust created pursuant to Article
IV) is made on account of the principal of, premium, if any, or interest on the Debentures.

SECTION 12.3   No Payment When Designated Senior
               Indebtedness and Secured Indebtedness in Default.
               ------------------------------------------------

          During the continuance of any default in the payment of principal of, premium, if any, or interest, on any Secured Indebtedness, when the same becomes due, and after receipt by the Trustee and the Company from representatives of holders of such Secured Indebtedness of written notice of such default, no direct or indirect payment (other than payments from trusts previously created pursuant to Article IV) by or on behalf of the Company of any kind or character (other than Qualified Equity Interests or other securities the payment of which is subordinated, at least to the same extent as the Debentures, to the payment of all Secured Indebtedness which may at the time be outstanding) may be made on account of the principal of, premium, if any, or interest on, or the purchase, redemption or other acquisition of, the Debentures unless and until such default has been cured or waived or has ceased to exist or such Secured Indebtedness shall have been discharged or paid in full in cash, after which the Company shall resume making any and all required payments in respect of the Debentures, including any missed payments.

          In addition, during the continuance of any other default with respect to any Designated Senior Indebtedness that permits, or would permit with the passage of time or the giving of notice or both, the maturity thereof to be accelerated (a "Non-payment Default") and upon the earlier to occur of (a) receipt by the Trustee and the Company from the representatives of holders of such Designated Senior Indebtedness of a written notice of such Non-payment Default or (b) if such Non-payment Default results from the acceleration of the maturity of the Debentures, the date of such acceleration, no payment (other than payments from trusts previously created pursuant to Article IV) of any kind or character (excluding Qualified Equity Interests or Subordinated Securities) may be made by the Company on account of the principal of, premium, if any, or interest on, or the purchase, redemption, or other acquisition of, the Debentures for the period specified below (the "Payment Blockage Period").

          The Payment Blockage Period shall commence upon the receipt of notice of a Non-payment Default by the Trustee and the Company from the representatives of holders of Designated Senior Indebtedness or the date of the acceleration referred to in clause (b) of the preceding paragraph, as the case may be, and shall end on the earliest to occur of the following events: (i) 179 days have elapsed since the receipt of such notice or the date of the acceleration referred to in clause (b) of the preceding paragraph (provided the maturity of
                                                      --------
such Designated Senior Indebtedness shall not theretofore have been accelerated), (ii) such default is cured or waived or ceases to exist or such Designated Senior Indebtedness is discharged or paid in full in cash or (iii) such Payment Blockage Period shall have been terminated by written notice to the Company or the Trustee from the representatives of holders of Designated Senior Indebtedness initiating such Payment Blockage Period, after which the Company shall promptly resume making any and all required payments in respect of the Debentures, including any missed payments. Only one Payment Blockage Period with respect to the Debentures may be commenced within any 360 consecutive day period. No Non-payment Default with respect to Designated Senior Indebtedness that existed or was continuing on the date of the commencement of any Payment Blockage Period shall be, or can be, made the basis for the commencement of a second Payment Blockage Period, whether or not within a period of 360 consecutive days, unless such default has been cured or waived for a period of not less than 90 consecutive days. In no event shall a Payment Blockage Period extend beyond 179 days from the date of the receipt by the Trustee of the notice or the date of the acceleration initiating such Payment Blockage Period and there must be a 180 consecutive day period in any 360 day period during which no Payment Blockage Period is in effect.

SECTION 12.4   Subrogation to Rights of
               Holders of Secured Indebtedness.
               -------------------------------

          Subject to the payment in full in cash of all Secured Indebtedness, the Holders of the Debentures shall be subrogated to the extent of the payments or distributions made to the holders of such Secured Indebtedness pursuant to the provisions of this Article XII to the rights of the holders of such Designated Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Secured Indebtedness until the principal of, premium, if any, and interest on the Debentures shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Secured Indebtedness of any cash, property or securities to which the Holders of the Debentures or the Trustee would be entitled except for the provisions of this Article XII, and no payments pursuant to the provisions of this Article XII to the holders of Secured Indebtedness by Holders of the Debentures or the Trustee, shall, as among the Company, its creditors other than holders of Secured Indebtedness and the Holders of the Debentures, be deemed to be a payment or distribution by the Company to or on account of the Secured Indebtedness.

SECTION 12.5   Provisions Solely to Define Relative Rights.
               -------------------------------------------

          The provisions of this Article XII are and are intended solely for the purpose of defining the relative rights of the Holders of the Debentures on the one hand and the holders of Secured Indebtedness on the other hand. Nothing contained in this Article XII or elsewhere in this Indenture or in the Debentures is intended to or shall (a) impair, as among the Company, its creditors other than holders of Secured Indebtedness and the Holders of the Debentures, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Debentures the principal of, premium, if any and interest on the Debentures as and when the same shall become due and payable in accordance with their terms; (b) affect the relative rights against the Company of the Holders of the Debentures and creditors of the Company other than the holders of Secured Indebtedness; or (c) prevent the Trustee or the Holder of any Debentures from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this
Article XII of the holders of Secured Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 12.6   Trustee to Effectuate Subordination.
               -----------------------------------

          Each Holder of a Debenture by its acceptance thereof authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XII and appoints the Trustee its attorney-in-fact for any and all such purposes.

SECTION 12.7   No Waiver of Subordination Provisions.
               -------------------------------------

          No right of any present or future holder of any Secured Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Secured Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Debentures, without incurring responsibility to the Holders of the Debentures and without impairing or releasing the subordination provided in this Article XII or the obligations hereunder of the Holders of the Debentures to the holders of Secured Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Secured Indebtedness, or otherwise amend or supplement in any manner Secured Indebtedness or any instrument evidencing the same or any agreement under which Secured Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Secured Indebtedness; (iii) release any Person liable in any manner for the collection of Secured Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 12.8   Notice to Trustee.
               -----------------

          The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Debentures. Notwithstanding the provisions of this Article XII or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Debentures, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Designated Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall
                                 --------  -------
not have received at its Corporate Trust Office the notice provided for in this
Section 12.8 at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment in cash of the principal of, premium, if any or interest on any Trust Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

SECTION 12.9  Reliance on Judicial Order or
              Certificate of Liquidating Agent.
              --------------------------------

          Upon any payment or distribution of assets of the Company referred to in this Article XII, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Debentures shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Debentures, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Secured Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XII.

SECTION 12.10   Trustee Not Fiduciary for
                Holders of Secured Indebtedness.
                -------------------------------

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Secured Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Debentures or to the Company or to any other Person cash, property or securities to which any holders of Secured Indebtedness shall be entitled by virtue of this
Article XII or otherwise, except in the case of gross negligence or wilful misconduct on the part of the Trustee. With respect to the holders of Secured Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article XII and no implied covenants or obligations with respect to holders of Secured Indebtedness shall be read into this Indenture against the Trustee.

SECTION 12.11  Rights of Trustee as Holder of Secured
               Indebtedness; Preservation of Trustee's Rights.
               ----------------------------------------------

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XII with respect to any Secured Indebtedness which may at any time be held by it, to the same extent as any other holder of Secured

Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          Nothing in this Article XII shall apply to claims of, or payments to, the Trustee or its agent or counsel under or pursuant to Section 6.7.

SECTION 12.12  Article Applicable to Paying Agents.
               -----------------------------------

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article XII shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article XII in addition to or in place of the Trustee; provided,
                                                                     --------
however, that Section 12.11 shall not apply to the Company or any Affiliate of
-------
the Company if it or such Affiliate acts as Paying Agent.


                                 ARTICLE XIII

                           Conversion of Debentures

SECTION 13.1   Conversion Rights.
               -----------------

          Subject to and upon compliance with the provisions of this Article XIII, the Debentures are convertible, at the option of the Holder, at any time prior to the Conversion Expiration Date, into fully paid and nonassessable shares of Common Stock of the Company at an initial conversion rate of 1.14593 shares of Common Stock for each $50 in aggregate principal amount of Debentures (equal to a conversion price of $43.6325 per share of Common Stock), subject to adjustment as described in this Article XIII (as adjusted the "Conversion Price"). A Holder of Debentures may convert any portion of the principal amount of the Debentures into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the principal amount of the Debentures to be converted by the Conversion Price. In case a Debenture or portion thereof is called for redemption, such conversion right in respect of the Debenture or portion so called shall expire at the close of business on two Business Days immediately preceding the corresponding Redemption Date, unless the Company defaults in making the payment due upon redemption.

SECTION 13.2   Conversion Procedures.
               ---------------------

          (a) In order to convert all or a portion of the Debentures, the Holder thereof shall deliver to the Property Trustee, as conversion agent or to such other agent appointed for such purposes (the "Conversion Agent") an irrevocable Notice of Conversion setting forth the principal amount of Debentures to be converted, together with the name or names, if other than the Holder, in which the shares of Common Stock should be issued upon conversion and, if such Debentures are definitive Debentures, surrender to the Conversion Agent the Debentures to be converted, duly endorsed or assigned to the Company or in blank. In addition, a holder of Preferred Securities may exercise its right under the Trust Agreement to convert such Preferred Securities into Common Stock by delivering to the Conversion Agent an irrevocable Notice of Conversion setting forth the information called for by the preceding sentence and directing the Conversion Agent (i) to exchange such Preferred Security for a portion of the Debentures held by the Trust (at an exchange rate of $50 principal amount of Debentures for each Preferred Security) and (ii) to immediately convert such Debentures, on behalf of such holder, into Common Stock of the Company pursuant to this
     Article XIII and, if such Preferred Securities are in definitive form, surrendering such Preferred Securities, duly endorsed or assigned to the Company or in blank. So long as any Preferred Securities are outstanding, the Trust shall not convert any Debentures except pursuant to a Notice of Conversion delivered to the Conversion Agent by a holder of Preferred Securities.

          If a Notice of Conversion is delivered on or after the Regular Record Date and prior to the subsequent Interest Payment Date, the Holder of record on the Regular Record Date will be entitled to receive the interest paid on the subsequent Interest Payment Date on the portion of Debentures to be converted notwithstanding the conversion thereof prior to such Interest Payment Date. Except as otherwise provided in the immediately preceding sentence, in the case of any Debenture which is converted, interest whose Stated Maturity is on or after the date of conversion of such Debenture shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest on the Debentures being converted, which shall be deemed to be paid in full. Each conversion shall be deemed to have been effected immediately prior to the close of business on the day on which the Notice of Conversion was received (the "Conversion Date") by the Conversion Agent from the Holder or from a holder of the Preferred Securities effecting a conversion thereof pursuant to its conversion rights under the Trust Agreement, as the case may be. The Person or Persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the Conversion Date and such Person or Persons will cease to be a record Holder or record Holders of the Debentures on that date. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the Holder or holder in the Notice of Conversion, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall deliver such certificate or certificates to such Person or Persons.

          (b) The Company's delivery upon conversion of the fixed number of shares of Common Stock into which the Debentures are convertible (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Company's obligation to pay the principal amount at Maturity of the portion of Debentures so converted and any unpaid interest (including Additional Interest and Liquidated Damages) accrued on such Debentures at the time of such conversion.

          (c) No fractional shares of Common Stock will be issued as a result of conversion, but in lieu thereof, the Company shall pay to the Conversion Agent a cash adjustment in an amount equal to the same fraction of the Current Market Price with respect to such fractional interest on the date on which the Debentures or Preferred Securities, as the case may be, were duly surrendered to the Conversion Agent for conversion, and the Conversion Agent in turn will make such payment, if any, to the Holder of the Debentures or the holder of the Preferred Securities so converted.

          (d) In the event of the conversion of any Debenture in part only, a new Debenture or Debentures for the unconverted portion thereof will be issued in the name of the Holder thereof upon the cancellation of the Debenture converted in part in accordance with Section 3.5.

          (e) In effecting the conversion transactions described in this Section, the Conversion Agent is acting as agent of the holders of Preferred Securities (in the exchange of Preferred Securities for Debentures) and as agent of the Holders of Debentures (in the conversion of Debentures into Common Stock), as the case may be, directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Debentures held by the Trust from time to time for Preferred Securities in connection with the conversion of such Preferred Securities in accordance with this Article XIII and (ii) to convert all or a portion of the Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Article XIII and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

          (f) All shares of Common Stock delivered upon any conversion of Restricted Securities shall bear a Restrictive Securities Legend substantially in the form of the legend required to be set forth on such Debentures and shall be subject to the restrictions on transfer provided in such legend and in Section 3.5 hereof. Neither the Trustee nor the Conversion Agent shall have any responsibility for the inclusion or content of any such Restrictive Securities Legend on such Common Stock; provided,
                                                                     --------
     however, that the Trustee or the Conversion Agent shall have provided to
     -------
     the Company or to the Company's transfer agent for such Common Stock, prior to or concurrently with a request to the Company to deliver to such Conversion Agent certificates for such Common Stock, written notice that the Debentures delivered for conversion are Restricted Securities.

          (g) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Debentures, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Debentures then outstanding. Notwithstanding the foregoing, the Company shall be entitled to deliver upon conversion of Debentures shares of Common Stock reacquired and held in the treasury of the Company (in lieu of the issuance of authorized and unissued shares of Common Stock) so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Whenever the Company issues shares of Common Stock upon conversion of Debentures and the Company has in effect at such time a share purchase rights agreement under which holders of Common Stock are issued rights ("Rights") entitling the holders under certain circumstances to purchase an additional share or shares of stock, the Company will issue, together with each such share of Common Stock, such number of Rights (which number may be a fraction) as shall at that time be issuable with a share of Common Stock pursuant to such share purchase rights agreement. Any shares of Common Stock issued upon conversion of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Conversion Agent shall deliver the shares of Common Stock received upon conversion of the Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. The Company shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of the Common Stock (and all requirements to list the Common Stock issuable upon conversion of Debentures that are at the time applicable), in order to enable the Company to lawfully issue Common Stock upon conversion of the Debentures and to lawfully deliver the Common Stock to each Holder upon conversion of the Debentures.

          (h) The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Debentures. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Debentures so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Conversion Agent the amount of any such tax, or has established to the satisfaction of the Conversion Agent that such tax has been paid.

          (i) Nothing in this Article XIII shall limit the requirement of the Company to withhold taxes pursuant to the terms of the Debentures or as set forth in this Agreement or otherwise require the Trustee or the Company to pay any amounts on account of such withholdings.

SECTION 13.3   Expiration of Conversion Rights.
               -------------------------------

          (a) On and after August 2, 2001, the Company may, at its option, cause the conversion rights of Holders of Debentures to expire; provided,
                                                               --------
     however, that the Company may exercise this option only if for 20 trading
     -------
     days within any period of 30 consecutive trading days, including the last trading day of such period, the Current Market Price of Common Stock exceeds 120% of the Conversion Price of the Debentures, subject to adjustment as described in this Section 13.3.

          (b) In order to exercise its option to cause the conversion rights of the holders of the Debentures to expire, the Company must provide a notice of the expiration of conversion rights to the Property Trustee and must issue a press release for publication on the Dow Jones News Service announcing the Conversion Expiration Date prior to the opening of business on the second trading day after any period in which the condition in
     Section 13.3(a) has been met, but in no event prior to August 2, 2001. The press release shall announce the Conversion Expiration Date (which may not occur sooner than 30 nor more than 60 days after the Company issues the press release announcing its intention to terminate the conversion rights of the Debentures) and provide the current Conversion Price and the Current Market Price of Common Stock, in each case as of the close of business on the trading day next preceding the date of the press release. Conversion rights will terminate at the close of business on the Conversion Expiration Date.

          (c) In addition to issuing the press release referred to in the preceding paragraph, the Company or at the Company's request, the Property Trustee, shall send notice of the expiration of conversion rights by first-class mail to the Holders of the Debentures not more than four Business Days after the Company issues the press release. Such mailed notice of the expiration of the conversion rights of the Holders shall state: (i) the Conversion Expiration Date; (ii) the Conversion Price of the Debentures and the Current Market Price of the Common Stock, in each case as of the close of business on the Business Day next preceding the date of the notice of expiration of the conversion rights of the Holders; (iii) the place or places at which Debentures may be surrendered prior to the Conversion Expiration Date for certificates representing shares of Common Stock; and
     (iv) such other information or instructions as the Company deems necessary or advisable to enable a Holder to exercise its conversion right hereunder. No defect in the notice of expiration of the conversion rights of the Holders or in the mailing thereof with respect to any Debentures shall affect the validity of such notice with respect to any other Debenture. As of the close of business on the Conversion Expiration Date, the Debenture shall no longer be convertible into Common Stock. If the Company does not exercise its option to terminate the conversion rights of the Holders of the Debentures, the Conversion Expiration Date with respect to the Debentures will be the close of business two Business Days preceding (i) the date set for redemption of the Debentures upon the mandatory redemption or (ii) Stated Maturity of the Debentures.

SECTION 14.4   Conversion Price Adjustments.
               ----------------------------

          The conversion price shall be subject to adjustment (without duplication) from time to time as follows:

          (a) In case the Company shall, while any of the Debentures are outstanding, (i) pay a dividend or make a distribution with respect to its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the conversion privilege and the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of any Debentures thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Company which he would have owned immediately following such action had such Debentures been converted immediately prior thereto. An adjustment made pursuant to this subsection
     (a) shall become effective immediately after the record date in the case of a dividend or other distribution and shall become effective immediately after the effective date in case of a subdivision, combination or reclassification (or immediately after the record date if a record date shall have been established for such event). If, as a result of an adjustment made pursuant to this subsection (a), the Holder of any Debenture thereafter surrendered for conversion shall become entitled to receive shares of two or more classes or series of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a Board Resolution filed with the Trustee) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes or series of capital stock. In the event that such dividend, distribution, subdivision, combination or issuance is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

          (b) In case the Company shall, while any of the Debentures are Outstanding, issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of Common Stock on the record date mentioned below, the Conversion Price for the Debentures shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. For the purposes of this subsection, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company. In case any rights or warrants referred to in this subsection in respect of which an adjustment shall have been made shall expire unexercised within 45 days after the same shall have been distributed or issued by the Company, the Conversion Price shall be readjusted at the time of such expiration to the Conversion Price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

          (c) Subject to the last sentence of this subparagraph, in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class or series of capital stock, cash or assets (including securities, but excluding any rights or warrants referred to in subparagraph (b), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in subparagraph (a) of this Section 13.4), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subparagraph (c) by a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on the date fixed for the payment of such distribution (the "Reference Date") less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), on the Reference Date, of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock, and the denominator of which shall be such Current Market Price per share of the Common Stock, such

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

     reduction to become effective immediately prior to the opening of business on the day following the Reference Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not occurred. For purposes of this subparagraph (c), any dividend or distribution that includes shares of Common Stock or rights or warrants to subscribe for or purchase shares of Common Stock shall be deemed instead to be (i) a dividend or distribution of the evidences of indebtedness, shares of capital stock, cash or assets other than such shares of Common Stock or such rights or warrants (making any Conversion Price reduction required by this subparagraph (c)) immediately followed by (ii) a dividend or distribution of such shares of Common Stock or such rights or warrants (making any further conversion price reduction required by subparagraph (a) or (b)), except (A) the Reference Date of such dividend or distribution as defined in this subparagraph shall be substituted as (x) "the record date in the case of a dividend or other distribution," and (y) "the record date for the determination of stockholders entitled to receive such rights or warrants" and (z) "the date fixed for such determination" within the meaning of subparagraphs (a) and (b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed outstanding for purposes of computing any adjustment of the conversion price in subparagraph (a).

          (d) In case the Company shall pay or make a dividend or other distribution on its Common Stock exclusively in cash (excluding all regular cash dividends, if the annualized amount thereof per share of Common Stock does not exceed 12.5% of the Current Market Price per share of the Common Stock on the trading day immediately preceding the date of declaration of such dividend), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subparagraph (d) by a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on the date fixed for the payment of such distribution less the amount of cash so distributed (excluding that portion of such distribution that does not exceed 12.5% of the Current Market Price per share, determined as provided above) applicable to one share of Common Stock and the denominator of which shall be such Current Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution; provided, however, that in the
                                       --------  -------

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

     event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price per share of the Common Stock on the record date mentioned above (excluding that portion of such distribution that does not exceed 12.5% of the Current Market Price per share, determined as provided above), in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Debentures shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted each of the Debentures immediately prior to the record date for the distribution of the cash (less that portion of such distribution that does not exceed 12.5% of the Current Market Price per share, determined as provided above). In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the conversion price which would then be in effect if such record date had not been fixed.

          (e) In case a tender or exchange offer (other than an odd-lot offer) made by the Company or any Subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such Subsidiary of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds 110% of the Current Market Price per share of the Common Stock on the trading day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subparagraph (e) by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time (including the Purchased Shares) (as defined below) multiplied by the Current Market Price per share of the Common Stock on the trading day next succeeding the Expiration Time and the denominator of which shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") (excluding that portion of such consideration in excess of the

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     Current Market Price per share that does not exceed 110% of the Current
     Market Price per share) and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price per share of the Common Stock on the trading day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that such tender or exchange offer is not so made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

          (f) The Company shall have the right to reduce from time to time the Conversion Price by any amount selected by the Company for any period of at least 30 days, provided, that the Company shall give at least 15 days' notice of such reduction to the Trustee and the Property Trustee. The Company may, at its option, make such reductions in the Conversion Price, in addition to those set forth above in Section 13.4(a), as the Board of Directors deems advisable to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. No adjustment of the Conversion Price will be made upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any such plan, or the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any present or future employee benefit plan or program of the Company or pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security which does not constitute an issuance to all holders of Common Stock of rights or warrants entitling holders of such rights or warrants to subscribe for or purchase Common Stock at less than the Current Market Price. There shall also be no adjustment of the Conversion Price in case of the issuance of any Common Stock (or securities convertible into or exchangeable for Common Stock), except as specifically described above.

          (g) If any action would require adjustment of the Conversion Price pursuant to more than one of the anti-dilution provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Holder of the Debentures. No adjustment in the Conversion Price will be required unless such adjustment would require an increase or decrease of at least 1% of the

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     Conversion Price, but any adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment.

SECTION 13.5   Fundamental Change.
               ------------------

          (a) In the event that the Company is a party to any transaction, including, without limitation, a merger (other than a merger that does not result in a reclassification, conversion, exchange or cancellation of Common Stock), consolidation, sale of all or substantially all of the assets of the Company, recapitalization or reclassification of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination of Common Stock) or any compulsory share exchange (each of the foregoing being referred to as a "Transaction"), in each case, as a result of which shares of Common Stock shall be converted into the right to receive, or shall be exchanged for, (i) in the case of any Transaction other than a Transaction involving a Common Stock Fundamental Change (and subject to funds being legally available for such purpose under applicable law at the time of such conversion), securities, cash or other property, each Debenture shall thereafter be convertible into the kind and, in the case of a Transaction which does not involve a Fundamental Change, amount of securities, cash and other property receivable upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which a Debenture was convertible immediately prior to such Transaction, or
     (ii) in the case of a Transaction involving a Common Stock Fundamental Change, common stock, each Debenture shall thereafter be convertible (in the manner described herein) into common stock of the kind received by holders of Common Stock (but in each case after giving effect to any adjustment discussed in paragraphs (b) and (c) relating to a Fundamental Change if such Transaction constitutes a Fundamental Change). The holders of Debentures or Preferred Securities will have no voting rights with respect to any Transaction described in this section.

          (b) If any Fundamental Change occurs, then the Conversion Price in effect will be adjusted immediately after such Fundamental Change as described in paragraph (c) below. In addition, in the event of a Common Stock Fundamental Change, each Debenture shall be convertible solely into common stock of the kind received by holders of Common Stock as a result of such Common Stock Fundamental Change.

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

          (c) The Conversion Price in the case of any Transaction involving a Fundamental Change will be adjusted immediately after such Fundamental
     Change:

               (1) in the case of a Non-Stock Fundamental Change, the Conversion Price of the Debentures will thereupon become the lower of
          (A) the Conversion Price in effect immediately prior to such Non-Stock Fundamental Change, but after giving effect to any other prior adjustments, and (B) the result obtained by multiplying the greater of the Applicable Price or the then applicable Reference Market Price by a fraction, the numerator of which will be $50 and the denominator of which will be (x) the amount of the redemption price for the Debenture if the redemption date were the date of such Non-Stock Fundamental Change (or, for the period commencing on the first date of original issuance of the Debentures and through July 31, 1999, and the twelve-month periods commencing August 1, 1999 and August 1, 2000, the product of 106.50%, 105.85% and 105.20%, respectively, multiplied by $50) plus (y) any then-accrued and unpaid interest on the Debentures; and

               (2) in the case of a Common Stock Fundamental Change, the Conversion Price of the Debentures in effect immediately prior to such Common Stock Fundamental Change, but after giving effect to any other prior adjustments, will thereupon be adjusted by multiplying such Conversion Price by a fraction, the numerator of which will be the Purchaser Stock Price and the denominator will be the Applicable Price; provided, however, that in the event of a Common Stock
                 --------  -------
          Fundamental Change in which (A) 100% of the value of the consideration received by a holder of Common Stock is common stock of the successor, acquirer, or other third party (and cash, if any, is paid only with respect to any fractional interests in such common stock resulting from such Common Stock Fundamental Change) and (B) all of the Common Stock will have been exchanged for, converted into, or acquired for common stock (and cash with respect to fractional interests) of the successor, acquirer, or other third party, the Conversion Price of the Debentures in effect immediately prior to such Common Stock Fundamental Change will thereupon be adjusted by multiplying such Conversion Price by a fraction, the numerator of which will be one and the denominator of which will be the number of shares of common stock of the successor, acquirer, or other third party

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          received by a holder of one share of Common Stock as a result of such
          Common Stock Fundamental Change.

SECTION 13.6   Notice of Adjustments of Conversion Price.
               -----------------------------------------

          Whenever the Conversion Price is adjusted as herein provided:

          (a) the Company shall compute the adjusted conversion price and shall prepare a certificate signed by the Chief Financial Officer or the Treasurer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee, the Conversion Agent and the transfer agent for the Preferred Securities and the Debentures; and

          (b) a notice stating the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall as soon as practicable be mailed by the Company to all record holders of Preferred Securities and the Debentures at their last addresses as they appear upon the stock transfer books of the Company and the Trust and the Securities Registrar.

SECTION 13.7   Prior Notice of Certain Events.
               ------------------------------

          In case:

               (i) the Company shall (A) declare any dividend (or any other distribution) on its Common Stock, other than (x) a dividend payable in shares of Common Stock or (y) a dividend payable in cash that would not require an adjustment pursuant to Section 13.4(c) or (d) or (B) authorize a tender or exchange offer that would require an adjustment pursuant to Section 13.4(e);

              (ii) the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants;

              (iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which

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

          the Company is a party and for which approval of stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

              (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall (A) if any Preferred Securities are outstanding under the Trust Agreement, cause to be filed with the transfer agent for the Preferred Securities, and shall cause to be mailed to the holders of record of the Preferred Securities, at their last addresses as they shall appear upon the stock transfer books of the Trust or (B) cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 15 days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

SECTION 13.8   Dividend or Interest Reinvestment Plans.
               ---------------------------------------

          Notwithstanding anything to the contrary in this Article XIII, the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any such plan, and the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any employee benefit plan or program of the Company or pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date the Debentures were first issued, shall not be deemed to constitute an issuance of Common Stock or exercisable, exchangeable or convertible securities by the Company to which any of the

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

adjustment provisions described above applies. There shall also be no adjustment of the Conversion Price in case of the issuance of any stock (or securities convertible into or exchangeable for stock) of the Company except as specifically described in this Article XIII.

SECTION I3.9   Certain Additional Rights.
               -------------------------

          In case the Company shall, by dividend or otherwise, declare or make a distribution on its Common Stock referred to in Section 13.4(c) or 13.4(d) (including, without limitation, dividends or distributions referred to in the last sentence of Section 13.4(c)), the Holders of the Debentures, upon the conversion thereof subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the Conversion Price adjustment in respect of such distribution, shall also be entitled to receive for each share of Common Stock into which the Debentures are converted, the portion of the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock; provided, however, that, at the election of the Company (whose election shall be
--------  -------
evidenced by a resolution of the Board of Directors) with respect to all Holders so converting, the Company may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Company, pay such Holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors). If any conversion of Debentures described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the Holder of Debentures so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a resolution of the Board of Directors) to distribute to such Holder a due bill for the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets to which such Holder is so entitled, provided, that such due bill
                                                    --------
(i) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded and (ii) requires payment or delivery of such shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets no later than the date of payment or delivery thereof to holders of shares of Common Stock receiving such distribution.

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SECTION 13.10  Restrictions on Common Stock Issuable Upon Conversion.
               -----------------------------------------------------

          (a) Shares of Common Stock to be issued upon conversion of a Debenture in respect of Restricted Preferred Securities shall bear such restrictive legends as the Company may provide in accordance with applicable law.

          (b) If shares of Common Stock to be issued upon conversion of a Debenture in respect of Restricted Preferred Securities are to be registered in a name other than that of the Holder of such Preferred Security, then the Person in whose name such shares of Common Stock are to be registered must deliver to the Conversion Agent a certificate satisfactory to the Company and signed by such Person, as to compliance with the restrictions on transfer applicable to such Preferred Security. Neither the Trustee nor any Conversion Agent or Registrar shall be required to register in a name other than that of the Holder shares of Common Stock issued upon conversion of any such Debenture in respect of such Preferred Securities not so accompanied by a properly completed certificate.

SECTION 13.11  Trustee Not Responsible for Determining
               Conversion Price or Adjustments.
               -------------------------------

          Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Holder of any Debenture or to any holder of a Preferred Security to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same or whether a supplemental indenture need be entered into. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind of account) of any shares of Common Stock or of any securities or property, which may at any time be issued or delivered upon the conversion of any Debenture; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Debenture for the purpose of conversion, or, except as expressly herein provided, to comply with any of the covenants of the Company contained in
Article X or this Article XIII.

                                   *  *  *  *

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                                             UNITED RENTALS HOLDINGS, INC.


                                             By: _______________________________


                                             THE BANK OF NEW YORK,
                                                  as Trustee


                                             By: _______________________________

                                      114